Securities Act File No. 333-157009
As filed with the Securities and Exchange Commission on March 10, 2009

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No.     ☐
Post-Effective Amendment No.     1
TRANSAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
(727) 299-1800
(Registrant’s Area Code and Telephone Number)
Dennis P. Gallagher, Esq.
P.O. Box 9012
Clearwater, Florida 33758-9771
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
It is proposed that this filing will become effective immediately pursuant to Rule 488 under the Securities Act of 1933.
No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
March 10, 2009
Dear Policyowner:
     The Board of Trustees (“Board”) of Transamerica Series Trust (“TST”) has called a special meeting of shareholders of Transamerica Capital Guardian Global VP, a series of TST (the “Target Portfolio”), to be held on April 22, 2009 at 1:00 p.m. (Eastern time), as adjourned from time to time (the “Special Meeting”), at the offices of TST, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board has called the Special Meeting so that shareholders of the Target Portfolio can vote on a proposed Plan of Reorganization (“Reorganization Plan”) pursuant to which the Target Portfolio will be reorganized into Transamerica Templeton Global VP (the “Acquiring Portfolio”), another series of TST.
     Shares of the portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for owners (each a “Policyowner,” collectively, “Policyowners”) of variable annuity contracts and variable life policies (collectively, the “Policies”) and (2) the Transamerica Asset Allocation Portfolios (as defined below). As such, Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”) and Monumental Life Insurance Company (“Monumental”) (collectively, the “Insurance Companies”) and the Transamerica Asset Allocation Portfolios are the only shareholders of the Target Portfolio. TLIC, TFLIC and Monumental each offer the Target Portfolio in their respective products.
     TST has agreed to solicit voting instructions from Policyowners invested in the Target Portfolio in connection with a reorganization of that Portfolio into the Acquiring Portfolio. As such and for ease of reference, throughout the enclosed Proxy Statement/Prospectus, you may also be referred to as “shareholders” of the Portfolios.
     You have received this Proxy Statement/Prospectus because you have a Policy of one of these Insurance Companies and that Policy is invested in the Target Portfolio. As a Policyowner, you have the right to give voting instructions on shares of the Target Portfolio that are attributable to your Policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the Special Meeting. All Policyowners that are asked to provide voting instructions on behalf of the Target Portfolio may be described as “voting” and his or her respective voting instruction form may be described as a “proxy card” for purposes of this Proxy Statement/Prospectus.
     After careful consideration, the Board unanimously approved this proposal with respect to the Target Portfolio and recommends that shareholders of the Target Portfolio provide instructions to vote “FOR” the proposal. Accordingly, you are asked to approve the proposed Reorganization Plan.
     A Proxy Statement/Prospectus that describes the reorganization is enclosed. We urge you to provide instructions to vote your shares by completing and returning the enclosed voting instruction form in the envelope provided, or provide instructions by Internet or telephone, at your earliest convenience.
     Your instructions are important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide your voting instructions. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
/s/ Dennis P. Gallagher
Dennis P. Gallagher
Vice President, General Counsel and Secretary

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR APRIL 22, 2009
To the Shareholders of Transamerica Capital Guardian Global VP:
     A special meeting of shareholders of Transamerica Capital Guardian Global VP, a series of Transamerica Series Trust, will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida, on April 22, 2009 at 1:00 p.m., Eastern Time, to consider the following:
1.	A proposal to approve an Agreement and Plan of Reorganization between your portfolio and a similarly managed series of Transamerica Series Trust, Transamerica Templeton Global VP. Under this Agreement and Plan of Reorganization, your portfolio will transfer all of its assets to Transamerica Templeton Global VP in exchange for shares of Transamerica Templeton Global VP.

2.	Any other business that may properly come before the meeting.
YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
     Shareholders of record as of the close of business on January 27, 2009 are entitled to vote at the meeting and any related follow-up meetings.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your portfolio may be required to make additional solicitations.

By Order of the Board of Trustees,
/s/ Dennis P. Gallagher
Dennis P. Gallagher
Vice President, General Counsel and Secretary

St. Petersburg, Florida
March 10, 2009

COMBINED PROXY STATEMENT
OF
TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
AND
PROSPECTUS FOR
TRANSAMERICA TEMPLETON GLOBAL VP
(each, a “Transamerica Portfolio” and together, the “Transamerica Portfolios”)
The address and telephone number of each Transamerica Portfolio is:
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-800-851-9777
     Shares of the Transamerica Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
     An investment in either Transamerica Portfolio (each sometimes referred to herein as a “portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTRODUCTION
     This combined proxy statement/prospectus, dated March 10, 2009 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Transamerica Capital Guardian Global VP in connection with the solicitation by the Board of Trustees (the “Board” or the “Trustees”) of proxies to be used at a special meeting of the shareholders of Transamerica Capital Guardian Global VP to be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida on April 22, 2009, at 1:00 p.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of Transamerica Capital Guardian Global VP on or about March 10, 2009.
     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the reorganization of your portfolio into Transamerica Templeton Global VP (the “Reorganization”). Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.
The date of this Proxy Statement/Prospectus is March 10, 2009.
     Additional information about each Transamerica Portfolio has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Transamerica Portfolio’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-851-9777 or by visiting our website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds).

Each Transamerica Portfolio’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-851-9777 or by visiting our website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds). See “Available Information.”

A statement of additional information for this Proxy Statement/Prospectus, dated March 10, 2009. It contains additional information about the Transamerica Portfolios.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-851-9777 or by visiting our website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds). This statement of additional information is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call our toll-free telephone number: 1-800-851-9777.
How the Reorganization will Work.
•	Your portfolio will transfer all of its assets to Transamerica Templeton Global VP, and Transamerica Templeton Global VP will assume all of your portfolio’s liabilities.

•	Shares of Transamerica Templeton Global VP will be distributed to your portfolio’s shareholders in proportion to the relative net asset value of their holdings of the applicable class of shares of your portfolio on the closing date of the Reorganization (the “Closing Date”). On the Closing Date, shareholders of your portfolio will hold shares of Transamerica Templeton Global VP with the same aggregate net asset value as their holdings of the applicable class of shares of your portfolio immediately prior to the Reorganization.

•	Shareholders of your portfolio will receive from Transamerica Templeton Global VP the same class of shares that they now hold in your portfolio.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	Your portfolio will be dissolved after the Closing Date.

•	Following the Reorganization, the combined portfolio will be advised by Transamerica Asset Management, Inc. (“TAM”) and will be sub-advised by Transamerica Investment Management, LLC (“TIM”) and Templeton Investment Counsel, LLC (“Templeton”).

•	The Reorganization is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not expected to result in a taxable sale of your portfolio shares.

•	In recommending the Reorganization, the Board of Trustees of each Transamerica Portfolio, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Transamerica Portfolios, or TAM, the Transamerica Portfolios’ investment adviser, or Transamerica Capital, Inc. (“TCI”), the Transamerica Portfolios’ principal underwriter and distributor, (the “Independent Trustees”), have determined that the Reorganization is in the best interest of each Transamerica Portfolio and will not dilute the interests of the existing shareholders of either Transamerica Portfolio. The Trustees have made this determination based on factors that are discussed below in the section “Reasons for the Proposed Reorganization”.

TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
AND
TRANSAMERICA TEMPLETON GLOBAL VP
PROPOSAL 1
SUMMARY
     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.
     If Proposal 1 is approved, your portfolio will be reorganized into Transamerica Templeton Global VP, as described above.
     Both your portfolio and Transamerica Templeton Global VP are series of Transamerica Series Trust, a Delaware statutory trust that is governed by an Amended and Restated Agreement and Declaration of Trust dated November 1, 2007 (the “Trust”). Both your portfolio and Transamerica Templeton Global VP have similar investment objectives, principal and non-principal investment strategies and related risks. The table below provides a comparison of the two Transamerica Portfolios. In the table below, if a row extends across the entire table, the policy disclosed applies to both your portfolio and Transamerica Templeton Global VP.
Comparison of Transamerica Capital Guardian Global VP to Transamerica Templeton Global VP

	Transamerica Capital Guardian Global VP	Transamerica Templeton Global VP

Business	A diversified open-end investment management company organized as a series of a Delaware statutory trust.	A diversified open-end investment management company organized as a series of a Delaware statutory trust.

Net Assets (as of December 31, 2008)	$102 million	$297 million

Investment Adviser	Transamerica Asset Management, Inc. (“TAM”)	Transamerica Asset Management, Inc. (“TAM”)

Sub-Advisers	Capital Guardian Trust Company (“Capital Guardian”)	Transamerica Investment Management, LLC (“TIM”) manages the portion of the portfolio’s assets composed of domestic securities.

Templeton Investment Counsel, LLC (“Templeton”) manages the portion of the portfolio’s assets composed of non-U.S. securities.

Investment Objective	The portfolio seeks to provide long-term growth of capital and income.	The portfolio seeks long-term growth of capital.

Principal Investment Strategies	Capital Guardian seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.	The portfolio’s assets are allocated between two sub-advisers, TIM and Templeton. TIM manages a portion of the portfolio’s assets composed of domestic securities (called the “domestic portfolio”), and Templeton manages a portion of the portfolio’s assets composed of non-U.S. securities (called the “international portion”). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (“MSCIW Index”), a market capitalization-weighted benchmark index made up of

While the assets of the portfolio can be invested with geographic flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia and the Far East, giving due consideration to economic, social and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser’s equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser’s “bottom-up” philosophy, the weighting for any given country or sector reflects the portfolio managers’ and analysts’ assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments. Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.	equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

Domestic Portfolio

The portfolio will invest, under normal circumstances, at least 80% of its assets in the “domestic portfolio” in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long-term investing and does not attempt to time the market. Premier growth companies, in the opinion of TIM, have many or all of the following features: shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

International Portfolio

Templeton will primarily invest in foreign equity securities. For purposes of the portfolio’s investment policies, common stocks, preferred stocks and convertible securities are examples of “equity securities.” For purposes of the portfolio’s investments, “foreign securities” means those securities issued by companies that:

•   have their principal securities trading markets outside the U.S.; or

•   derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

•   have a significant portion of their assets outside the U.S.; or

•   are linked to non-U.S. dollar currencies; or

•   are organized under the laws of, or with principal offices in, another country.

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in America Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of the portfolio’s total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, Templeton attempts to predict whether an underlying investment will increase or decrease in value at some future time. Templeton considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to Templeton’s evaluation of the company’s long-term earnings, asset value and cash flow potential. Templeton also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks	The Transamerica Portfolios have similar investment objectives and investment strategies. As a result, they are subject to similar principal risks. However, Transamerica Templeton Global VP is subject to additional principal risks relating to fixed-income securities, derivatives, investment focus, smaller companies and currency, and Transamerica Capital Guardian Global VP is subject to an additional principal risk relating to preferred stock. See “Comparison of Principal Risks of Investing in the Transamerica Portfolios” below for further discussion of the principal risks.

Classes of Shares, Fees and Expenses

Initial Class Sales Charges and Fees	Initial Class shares are offered with no initial or deferred sales charges.
The Board has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board has determined that no fees will be paid under such plan through at least April 30, 2010. The Board reserves the right to cause such fees to be paid after that date.

Service Class Sales Charges and Fees	Service Class shares are offered with no initial or deferred sales charges.
The Board has adopted a Rule 12b-1 distribution plan under which Service Class shares are subject to a distribution fee equal to an annual rate of 0.25% of the portfolio’s average daily net assets attributable to Service Class shares, payable to various service providers for the sale and distribution of Service Class shares.

	Transamerica Capital Guardian Global VP	Transamerica Templeton Global VP

Advisory Fees	TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):	TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

	• 1.05% of assets up to and including $125 million;	• 0.75% of assets up to and including $500 million;
	• 1.00% of assets over $125 million up to and including $250 million;	• 0.725% of assets over $500 million up to and including $1.5 billion; and
	• 0.90% of assets over $250 million up to and including $400 million;	• 0.70% of assets in excess of $1.5 billion. For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 0.75% of the portfolio’s average daily net assets.
• 0.825% of assets over $400 million up to and including $750 million;
• 0.80% of assets over $750 million up to and including $1 billion;
• 0.75% of assets over $1 billion up to and including $2 billion; and
• 0.70% of assets in excess of $2 billion.
For the fiscal year ended December 31, 2008, the portfolio paid a management fee of 1.04% of the portfolio’s average daily net assets.
Sub-Adviser Fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

•   0.60% of assets up to and including $125 million;

•   0.50% of assets over $125 million up to and including $250 million;

•   0.45% of assets over $250 million up to and including $400 million; and

•   0.40% of assets in excess of $400 million.

A discussion regarding the basis for the Board’s approval of the management contract is available in the portfolio’s semi-annual report to shareholders, dated June 30, 2008.	TIM:

TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

•   0.31% of the first $500 million;

•   0.275% over $500 million up to $1.5 billion; and

•   0.28% in excess of $1.5 billion.

TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

Templeton:

Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio’s average daily net assets):

0.40% of the first $500 million;

0.375% over $500 million up to $1.5 billion; and

0.35% over $1.5 billion (for the portion of assets that it manages).

A discussion regarding the basis for the Board’s approval of the management contract is available in the portfolio’s semi-annual report to shareholders, dated June 30, 2008.

Gross and Net Expenses	For a comparison of the gross and net expenses of both portfolios, please see the class fee tables in the “The Transamerica Portfolios’ Fees and Expenses” section.

Buying Shares and Net Asset Value

Buying or Redeeming Shares	Shares of the Target Portfolio are intended to be sold to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Growth VP, Transamerica Asset Allocation — Moderate VP, Transamerica Asset Allocation — Moderate Growth VP and Transamerica International Moderate Growth VP (together, the “Transamerica Asset Allocation Portfolios”), and to separate accounts of insurance companies, including certain separate accounts of Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc. and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”).

Net Asset Value	Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of the portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the portfolio’s distributor (or other agent) of a purchase order or receipt of a redemption request.

The NAV of the portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The NAV of the portfolio is determined on each day the NYSE is open for business. Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares. Therefore, when the portfolio holds foreign securities, the NAV of the portfolio may change on days when shareholders will not be able to buy or sell shares of the portfolio.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase orders and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of any Transamerica Asset Allocation Portfolios and corresponding orders for the portfolio, where the applicable Transamerica Asset Allocation Portfolio is investing in the portfolio, are priced on the same day when orders for shares of the Transamerica Asset Allocation Portfolio are received. Thus, receipt in good order and acceptance of a purchase request, or receipt in good order of a redemption request, for shares of the applicable Transamerica Asset Allocation Portfolio by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the portfolio on the same day, where the Transamerica Asset Allocation Portfolio is investing in the portfolio, so that both orders receive that day’s NAV.
Who Bears the Expenses Associated with the Reorganization?
     The costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization will be borne by your portfolio and ultimately each shareholder of the portfolio.
What Happens if the Reorganization is Not Approved?
     If your portfolio’s shareholders do not approve the Reorganization, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your portfolio will continue to engage in the business as a separate investment management company and the Board will consider what further action may be appropriate.
Who is Eligible to Vote?
     Shareholders of record on January 27, 2009 are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share (or fractional share) of your portfolio shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

What are the Federal Income Tax Consequences of the Reorganization?
          As a condition to the closing of the Reorganization, the Transamerica Portfolios must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither your portfolio nor its shareholders will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Transamerica Templeton Global VP shares that each shareholder receives will be the same as the aggregate tax basis of the shares of your portfolio that that shareholder surrenders in the Reorganization. However, in accordance with the Transamerica Portfolios’ policy that each Transamerica Portfolio distribute its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gains (as reduced by any available net capital loss carryforwards) for each taxable year (which distributions are required in order to qualify for tax treatment as a regulated investment company and avoid federal income tax at the portfolio level), your portfolio will declare and pay a distribution of such income and gains, if any, to its shareholders shortly before the Reorganization. Transamerica Templeton Global VP may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, Transamerica Templeton Global VP will declare and pay to its shareholders before the end of 2010, a distribution of any remaining income and gains. All such distributions generally will be taxable to the shareholders, but as long as the contracts funded by your portfolio or by Transamerica Templeton Global VP qualify to be treated as annuity contracts or life insurance policies under the Code, such distributions will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners.
Comparison of Principal Risks of Investing in the Transamerica Portfolios
          Because the Transamerica Portfolios have similar investment objectives and investment strategies, they are subject to similar principal risks. You could lose money on your investment in each Transamerica Portfolio or not make as much as if you invested elsewhere if, for instance:
•	The stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term);

•	Stocks in which each Transamerica Portfolio invests fall out of favor with investors.
          The following table identifies the principal risks to which both Transamerica Portfolios are subject and the additional principal risks to which each of Transamerica Templeton Global VP and Transamerica Capital Guardian Global VP is subject.

Additional Principal Risk of
	Additional Principal Risks of Transamerica	Transamerica Capital Guardian
Principal Risks of Both Portfolios	Templeton Global VP	Global VP
Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks each Transamerica Portfolio holds fluctuate in price, the value of your investment in the applicable portfolio will go up and down.
Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•   market risk: fluctuations in market value

•   interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•   length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
Preferred Stock. Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

Additional Principal Risk of
	Additional Principal Risks of Transamerica	Transamerica Capital Guardian
Principal Risks of Both Portfolios	Templeton Global VP	Global VP

•   prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

•   extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•   default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Foreign Securities. Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
•   Changes in currency values

•   Currency speculation

•   Currency trading costs

•   Different accounting and reporting practices

•   Less information available to the public

•   Less (or different) regulation of securities markets
Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the

Additional Principal Risk of
	Additional Principal Risks of Transamerica	Transamerica Capital Guardian
Principal Risks of Both Portfolios	Templeton Global VP	Global VP
•   More complex business negotiations

•   Less liquidity

•   More fluctuations in prices

•   Delays in settling foreign securities transactions

•   Higher costs for holding shares (custodial fees)

•   Higher transaction costs

•   Vulnerability to seizure and taxes

•   Political instability and small markets

•   Different market trading days
portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

Convertible Securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
Country, Sector or Industry Focus. To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
Smaller Companies. Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends, which could adversely affect returns in a falling market.

Additional Principal Risk of
	Additional Principal Risks of Transamerica	Transamerica Capital Guardian
Principal Risks of Both Portfolios	Templeton Global VP	Global VP
Value Investing. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.
Currency. When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio’s investments in foreign currency denominated securities may reduce the returns of the portfolio.

Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Additional Principal Risk of
	Additional Principal Risks of Transamerica	Transamerica Capital Guardian
Principal Risks of Both Portfolios	Templeton Global VP	Global VP
Market. The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

The Transamerica Portfolios’ Fees and Expenses
          Shareholders of both Transamerica Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Transamerica Portfolio or the combined portfolio following the Reorganization. The current fees and expenses in the table appearing below are based on (i) for your portfolio, the expenses of your portfolio for the twelve-month period ended December 31, 2008, and (ii) for Transamerica Templeton Global VP, the expenses of Transamerica Templeton Global VP for the twelve-month period ended December 31, 2008. Future expenses for all share classes may be greater or less. The table also shows the pro forma expenses of the combined portfolio assuming the Reorganization occurred at the close of business on December 31, 2008. Pro forma numbers are estimated in good faith and are hypothetical.

					Combined						Combined
	Transamerica				Transamerica		Transamerica				Transamerica
	Capital		Transamerica		Templeton		Capital		Transamerica		Templeton
	Guardian		Templeton		Global VP		Guardian		Templeton		Global VP
	Global VP		Global VP		(Pro Forma)		Global VP		Global VP		(Pro Forma)
Annual Portfolio operating expenses (deducted from portfolio assets) as a % of average daily net assets	Initial Class		Initial Class		Initial Class		Service Class		Service Class		Service Class

Management Fees	1.04%		0.75%		0.74%		1.04%		0.75%		0.74%

Rule 12b-1 Fees	0.00	%(1)	0.00	%(1)	0.00	%(1)	0.25%		0.25%		0.25%
Other Expenses	0.13%		0.09%		0.08%		0.13%		0.09%		0.08%
Total	1.17%		0.84%		0.82%		1.42%		1.09%		1.07%

Expense Reduction	0.00	%(2)	0.00	%(3)	0.00	%(3)	0.00	%(2)	0.00	%(3)	0.00	%(3)
Net Operating Expenses	1.17%		0.84%		0.82%		1.42%		1.09%		1.07%

(1)	The Board has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(2)	Contractual arrangements with TAM, through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(3)	Contractual arrangements with TAM, through April 30, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. Assuming the completion of the Reorganization, the expense cap will be 1.00% on May 1, 2009 and the contractual arrangement will continue through April 30, 2010.

          The hypothetical examples below help you compare the cost of investing in each Transamerica Portfolio. It assumes that:
•	you invest $10,000 in each Transamerica Portfolio for the time periods shown;

•	your investment has a 5% total return each year; and

•	each Transamerica Portfolio’s total operating expenses remain the same.

     Pro forma expenses are included assuming a Reorganization with your portfolio and Transamerica Templeton Global VP. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

			Combined Transamerica
Number of years	Transamerica Capital	Transamerica	Templeton Global VP
you own your shares	Guardian Global VP	Templeton Global VP	(Pro Forma)
Initial Class
Year 1	$119	$86	$84
Year 3	$404	$300	$294
Year 5	$709	$532	$522
Year 10	$1,577	$1,199	$1,176

Service Class
Year 1	$145	$111	$109
Year 3	$449	$347	$340
Year 5	$776	$601	$590
Year 10	$1,702	$1,329	$1,306
Comparison of each Transamerica Portfolio’s Performance
     The tables below show some indication of the risks of investing in each Transamerica Portfolio by showing you how the performance of the Initial Class shares of each portfolio has varied from year to year for 10 years, and how each portfolio’s average total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
     Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore, lower performance) resulting from the 12b-1 plan relating to the Service Class shares. Past performance is not a prediction of future results.
Transamerica Capital Guardian Global VP’s Annual Returns — Initial Class Shares
(per year ended December 31)

1999	47.84%
2000	(15.42)%
2001	(10.36)%
2002	(19.52)%
2003	37.60%
2004	10.88%
2005	10.18%
2006	14.32%
2007	6.31%
2008	(40.90)%
     The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	18.38%	Quarter ended:	6/30/2003
Lowest:	(21.32)%	Quarter ended:	12/31/2008

Transamerica Templeton Global VP’s Annual Returns — Initial Class Shares
(per year ended December 31)

1999	71.10%
2000	(17.55)%
2001	(22.84)%
2002	(26.02)%
2003	22.72%
2004	9.54%
2005	7.47%
2006	18.79%
2007	15.24%
2008	(43.67)%
     The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	46.11%	Quarter ended:	12/31/1999
Lowest:	(21.70)%	Quarter ended:	12/31/2008
Average Annual Total Returns
(for periods ended December 31, 2008)

			10 Years
			or Life of
Transamerica Capital Guardian Global VP(1)	1 Year	5 Years	Fund(2)
Initial Class	(40.90)%	(2.58)%	0.86%
Service Class	(41.09)%	(2.83)%	2.54%
Morgan Stanley Capital International World Index(3)	(40.33)%	0.00%	(0.19	)%(4)

			10 Years
			or Life of
Transamerica Templeton Global VP(5)	1 Year	5 Years	Fund (6)
Initial Class	(43.67)%	(2.00)%	(1.08)%
Service Class	(43.81)%	(2.24)%	1.96%
Morgan Stanley Capital International World Index(3)	(40.33)%	0.00%	(0.19	)%(4)

(1)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of Transamerica Capital Guardian Global VP’s predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(2)	Initial Class shares commenced operations February 3, 1998; Service Class shares commenced operations May 1, 2003.

(3)	The portfolio’s benchmark, Morgan Stanley Capital International World Index, is an unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America and the Pacific Basin, weighted by capitalization.

(4)	Reflects the return of the Morgan Stanley Capital International World Index for the 10 years ended December 31, 2008.

(5)	Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio’s domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio’s equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(6)	Initial Class shares commenced operations December 3, 1992. Service Class shares commenced operations May 1, 2003.

     The most recent portfolio management discussion of Transamerica Templeton Global VP’s performance is attached as Exhibit B.
OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATION
Tax Capital Loss Carryforwards
     Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Your portfolio is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. The Reorganization is expected to result in a limitation on Transamerica Templeton Global VP’s ability to use carryforwards of your portfolio and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of your portfolio own less than 50% of Transamerica Templeton Global VP immediately after the Reorganization, and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of your portfolio immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. Transamerica Templeton Global VP may also be prohibited, under Section 384 of the Code, from using your portfolio’s loss carryforwards and unrealized losses against the unrealized gains of Transamerica Templeton Global VP at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization.
     As of December 31, 2008, your portfolio had the following unused capital loss carryforwards:

		Fiscal Year of
	Amount of	Expiration Prior to
Fiscal Year Generated	Carryforward	Reorganization
12/31/2008	$11,883,809	12/31/2016

Total	$11,883,809
     The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the loss carryforwards will benefit the shareholders of the combined portfolio, rather than only the shareholders of your portfolio; (2) if limited by the Section 382 rules described above, the amount of your portfolio’s capital loss carryforwards that can be utilized in any taxable year will be equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of your portfolio at the time of Reorganization (approximately $4,591,987 per year based on data as of February 27, 2009); and (3) if the Reorganization closes on a date other than your portfolio’s regular year end, it will cause your portfolio’s losses to expire one year earlier than the time they otherwise would have expired. Under this framework, more of your portfolio’s tax capital loss carryforwards may expire unutilized following the Reorganization than would expire unutilized if the Reorganization does not occur.
     As of December 31, 2008, Transamerica Templeton Global VP had capital loss carryforwards totaling $251,308,077.
     Since the Reorganization is not expected to close until April 30, 2009, the capital loss carryforwards and limitations described above may change between now and the completion of the Reorganization. The ability of each of the Transamerica Portfolios to use these losses (even in the absence of a reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Portfolio Securities
     If the Reorganization is effected, management will analyze and evaluate the portfolio securities of your portfolio being transferred to Transamerica Templeton Global VP. Consistent with Transamerica Templeton Global VP’s investment objective and policies, any restrictions imposed by the Code, and in the best interests of each of Transamerica Templeton Global VP’s shareholders (including former shareholders of your portfolio), management will influence the extent and duration to which the portfolio securities of your portfolio will be maintained by Transamerica Templeton Global VP. It is possible that there may be dispositions of some of the portfolio securities of your portfolio following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined portfolio may result in a capital gain or loss. The tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined portfolio’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined portfolio.
CAPITALIZATION
     The following table sets forth the capitalization of each Transamerica Portfolio as of December 31, 2008 and the pro forma combined capitalization of the combined portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Transamerica Portfolios between December 31, 2008 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Transamerica Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of both Transamerica Portfolios during the same period.

			Transamerica
	Transamerica		Templeton Global VP		Pro Forma
	Capital Guardian	Transamerica	Pro Forma		Transamerica
	Global VP	Templeton Global VP	Adjustments		Templeton Global VP
	(December 31, 2008)	(December 31, 2008)	(December 31, 2008)		(December 31, 2008)

Net Assets (000’s)
Initial Class	$93,301	$288,218	(21	)(a)	$381,498
Service Class	$9,032	$8,498	(1	)(a)	$17,529
Net Asset Value Per Share
Initial Class	$4.76	$13.82	N/A		$13.82
Service Class	$4.74	$13.74	N/A		$13.74
Shares Outstanding (000’s)
Initial Class	19,604	20,851	(12,853	)(b)	27,602
Service Class	1,905	619	(1,248	)(b)	1,276

(a)	To adjust net assets by class to reflect costs associated with the Reorganization.

(b)	To adjust shares outstanding of the Pro Forma Transamerica Templeton Global VP based on combining the Transamerica Portfolios at the Acquiring Portfolio’s net asset value.
     It is impossible to predict with any certainty how many shares of Transamerica Templeton Global VP will actually be received and distributed by your portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Transamerica Templeton Global VP shares that will actually be received and distributed.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
The Reorganization
•	The Reorganization is scheduled to occur as of the close of business on April 30, 2009, but may occur on such later date as the parties may agree in writing. Your portfolio will transfer all of its assets to Transamerica Templeton Global VP and Transamerica Templeton Global VP will assume all of your portfolio’s liabilities. This will result in the addition of your portfolio’s assets to Transamerica Templeton Global VP’s portfolio. The net asset value of both Transamerica Portfolios will be computed as of the close of regular trading on the NYSE on the Closing Date.

•	Transamerica Templeton Global VP will issue to your portfolio Initial Class shares with an aggregate net asset value equal to the net assets attributable to your portfolio’s Initial Class shares. As part of the liquidation of your portfolio, these shares will immediately be distributed to Initial Class shareholders of record of your portfolio in proportion to their holdings on the Closing Date. As a result, Initial Class shareholders of your portfolio will end up as Initial Class shareholders of Transamerica Templeton Global VP.

•	Transamerica Templeton Global VP will issue to your portfolio Service Class shares with an aggregate net asset value equal to the net assets attributable to your portfolio’s Service Class shares. As part of the liquidation of your portfolio, these shares will immediately be distributed to Service Class shareholders of record of your portfolio in proportion to their holdings on the Closing Date. As a result, Service Class shareholders of your portfolio will end up as Service Class shareholders of Transamerica Templeton Global VP.

•	Your portfolio will be dissolved after the Closing Date.
Reasons for the Proposed Reorganization
     The Board of Trustees of your portfolio is also the Board of Trustees of Transamerica Templeton Global VP. The Trustees of your portfolio believe that the proposed Reorganization will be advantageous to the shareholders of your portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.
     1. The Board considered that the Reorganization would eliminate confusion in the marketplace caused by having two similar portfolios and enhance the potential for one of the two portfolios to achieve growth in assets. The combined portfolio may be better positioned to attract assets than your portfolio. The combined portfolio also may be better positioned to implement its investment strategies and achieve portfolio diversification than a portfolio with smaller assets.
     2. The Board considered that the pro forma gross expense ratios for the combined portfolio’s Initial Class and Service Class shares are anticipated to be 0.82% and 1.07%, respectively. The historical expense ratios for the corresponding classes of shares of your portfolio for the year ended December 31, 2008 were 1.17% and 1.42%, respectively. Therefore, the expense ratio is expected to be lower for each class of shares of the combined portfolio as compared to the same classes of your portfolio.
     3. The Board considered that Transamerica Templeton Global VP’s performance was higher than your portfolio’s performance for the 3-year and 5-year periods ended December 31, 2008.
     4. The Board considered that TAM has contractually undertaken through April 30, 2010, to pay expenses on behalf of your portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of your portfolio’s average daily net assets, 1.32%. TAM has contractually undertaken through April

30, 2010 to pay expenses on behalf of Transamerica Templeton Global VP to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of Transamerica Templeton Global VP’s average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser of Transamerica Templeton Global VP pursuant to the Expense Limitation Agreement with TAM. Assuming the shareholders of your portfolio approve the Reorganization, TAM’s contractual obligation to Transamerica Templeton Global VP will be in effect for the combined portfolio from the Closing Date through April 30, 2010 and the Expense Limitation Agreement will be in effect for the combined portfolio from the Closing Date through April 30, 2010, thus reducing the amount of expenses borne by shareholders of the combined portfolio as compared to the shareholders of your portfolio. There can be no assurance that TAM will extend its contractual obligations beyond April 30, 2010.
     5. The Board considered the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time that may be realized by the combined assets of the Transamerica Portfolios.
     6. The Board considered that the transaction is expected to be treated as a reorganization under Section 368(a) of the Code, and is not expected to result in a taxable sale of your portfolio shares.
     7. The Board recognized that there is limited overlap in the portfolio securities held by each Transamerica Portfolio. The Board further recognized that the portfolio managers of the combined portfolio may conclude that a significant number of holdings of your portfolio are not consistent with the combined portfolio’s long-term investment strategy and may dispose of such positions. The Board considered that the disposition of securities following the Reorganization could result in capital gains to the combined portfolio and could also result in significant brokerage expense to the combined portfolio. However, the Board also considered that the tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined portfolio’s ability to use available loss carryforwards.
     8. The Board considered that the expected costs of the Reorganization would be borne by your portfolio. The Board determined that it would be appropriate for your portfolio to bear these costs, given the potential benefits to the portfolio’s shareholders from the Reorganization. The expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization are expected to be approximately $14,300.
     9. The Board considered that the Transamerica Portfolios’ investment adviser and distributor would benefit from the Reorganization. For example, TAM might achieve cost savings from managing one larger portfolio compared to managing more than one portfolio with similar investment strategies, which would result in a decrease in the combined portfolio’s gross expenses and a corresponding decrease in fees waived under the current expense limitation agreement. The Board believes, however, that these savings will not amount to a significant economic benefit to TAM or the distributor. In addition, the Board acknowledged that TIM is affiliated with TAM and that TIM would also benefit from the increased assets under management of the combined portfolio.
     10. The Board also considered that the Reorganization presents an opportunity for the shareholders of each Transamerica Portfolio to become investors in a combined portfolio that has a larger asset size than either Transamerica Portfolio alone, without the obligation to pay commissions or other transaction costs that a portfolio normally incurs when purchasing securities. This opportunity provides an economic benefit to both Transamerica Portfolios and their shareholders.

BOARD’S EVALUATION AND RECOMMENDATION
          For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your portfolio and that the interests of your portfolio’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board, including the Independent Trustees, approved the Reorganization with respect to Transamerica Templeton Global VP. In particular, the Board determined that the Reorganization is in the best interests of Transamerica Templeton Global VP and that the interests of Transamerica Templeton Global VP’s shareholders would not be diluted as a result of the Reorganization.
          The Trustees of your portfolio recommend that shareholders of your portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION
The Reorganization
•	The Reorganization is scheduled to occur as of the close of business on April 30, 2009, but may occur on such later date as the parties may agree to in writing. Your portfolio will transfer all of its assets to Transamerica Templeton Global VP. Transamerica Templeton Global VP will assume all of your portfolio’s liabilities. The net asset value of both Transamerica Portfolios will be computed as of the close of regular trading on the NYSE on the Closing Date.

•	Transamerica Templeton Global VP will issue classes of shares to your portfolio with an aggregate net asset value equal to the net assets attributable to your portfolio’s corresponding classes of shares. These shares will immediately be distributed to your portfolio’s shareholders in proportion to the relative net asset value of their holdings of your portfolio’s shares on the Closing Date. As a result, your portfolio’s shareholders will end up as shareholders of the relevant class of Transamerica Templeton Global VP.

•	After the shares of Transamerica Templeton Global VP are issued, your portfolio will be dissolved.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	The Reorganization is expected to not result in income, gain or loss being recognized for federal income tax purposes by either Transamerica Portfolio or its shareholders, except as set forth below under the heading “Tax Status of the Reorganization.”
Agreement and Plan of Reorganization
          The shareholders of your portfolio are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.
          Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your portfolio’s shares and will evidence ownership of Transamerica Templeton Global VP shares. Transamerica Templeton Global VP will not issue share certificates in the Reorganization.

          Conditions to Closing the Reorganization. The obligation of your portfolio to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by Transamerica Templeton Global VP of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).
          The obligation of Transamerica Templeton Global VP to consummate the Reorganization is subject to the satisfaction of certain conditions, including your portfolio’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).
          The obligations of your portfolio and Transamerica Templeton Global VP are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your portfolio in accordance with the provisions of your portfolio’s declaration of trust and by-laws. The portfolios’ obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.5).
          Termination of Agreement and Plan of Reorganization. The Board of Trustees of each Transamerica Portfolio may terminate the Agreement and Plan of Reorganization (even if the shareholders of your portfolio have already approved it) at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of either Transamerica Portfolio.
          Expenses of the Reorganization. The expenses incurred in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses will be borne by your portfolio.
TAX STATUS OF THE REORGANIZATION
          The Reorganization is conditioned upon the receipt by each Transamerica Portfolio of an opinion from Bingham McCutchen LLP, counsel to the Transamerica Portfolios, substantially to the effect that, for federal income tax purposes:
•	The transfer to Transamerica Templeton Global VP of all of your portfolio’s assets in exchange solely for the issuance of Transamerica Templeton Global VP shares to your portfolio and the assumption of your portfolio’s liabilities by Transamerica Templeton Global VP, followed by the distribution of the Transamerica Templeton Global VP shares in complete liquidation of your portfolio, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the portfolios will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by your portfolio upon (1) the transfer of all of its assets to Transamerica Templeton Global VP as described above or (2) the distribution by your portfolio of the Transamerica Templeton Global VP shares to your portfolio’s shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of your portfolio’s taxable year or (ii) upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction;

•	No gain or loss will be recognized by Transamerica Templeton Global VP upon the receipt of your portfolio’s assets solely in exchange for the issuance of Transamerica Templeton Global VP shares to your portfolio and the assumption of your portfolio’s liabilities by Transamerica Templeton Global VP;

•	The basis of the assets of your portfolio acquired by Transamerica Templeton Global VP will be the same as the basis of those assets in the hands of your portfolio immediately before the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your portfolio on the transfer;

•	The holding period of the assets of your portfolio in the hands of Transamerica Templeton Global VP, other than assets with respect to which gain or loss is required to be recognized, will include your portfolio’s holding period for those assets;

•	Shareholders of your portfolio will not recognize gain or loss upon the exchange of shares of your portfolio solely for Transamerica Templeton Global VP shares as part of the Reorganization;

•	The aggregate basis of Transamerica Templeton Global VP shares received by a shareholder of your portfolio in the Reorganization will be the same as the aggregate basis of the shares of your portfolio that the shareholder surrenders in exchange; and

•	The holding period of Transamerica Templeton Global VP shares that a shareholder of your portfolio receives will include the holding period of the shares of your portfolio that the shareholder surrenders in exchange, provided that the shareholder held the shares of your portfolio as capital assets on the date of the exchange.
          In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Transamerica Templeton Global VP and your portfolio.
          No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.
          The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.
VOTING RIGHTS AND REQUIRED VOTE
          Each whole share (or fractional share) of your portfolio shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date. A quorum is required to conduct business at the meeting. With respect to your portfolio, the holders of outstanding shares entitled to vote and present in person or by proxy representing thirty percent of the voting powers of your portfolio shall constitute a quorum at any meeting; however, since Proposal 1 relating to the Reorganization must be approved by “a majority of the outstanding voting securities,” as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the proposal with respect to your portfolio. For this purpose, a “majority of the outstanding shares of your portfolio” means the affirmative vote of the lesser of:
(1)	67% or more of the shares of your portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of your portfolio entitled to vote are present or represented by proxy, or

(2)	more than 50% of the outstanding shares of your portfolio.
          Interest in the Policies for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners.
          The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions. Interest in the Policies for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. Shareholders may continue to vote, and votes will be included in the tabulation, up until the date and time of the meeting, 1:00 p.m. (Eastern time) on April 22, 2009.

Signed or Unsigned Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and effectively result in a vote “against” the proposal.

Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and effectively result in a vote “against” the proposal.

          If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your portfolio will continue to engage in business as a separate investment management company and the Board of Trustees will consider what further action may be appropriate.
ADDITIONAL INFORMATION ABOUT THE TRANSAMERICA PORTFOLIOS
Investment Adviser
          TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser of both Transamerica Portfolios since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with the sub-advisers for the portfolios. TAM also monitors the sub-advisers’ buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this Proxy Statement/Prospectus.
          TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON NV. AUSA Holding Company is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
          As of December 31, 2008, TAM’s assets under management were approximately $36 billion.

          The Board of Trustees of the Transamerica Portfolios is responsible for overseeing the performance of the Transamerica Portfolios’ investment adviser and determining whether to approve and renew each Transamerica Portfolio’s investment advisory agreement.
Distributor and Transfer Agent
          TCI is each Transamerica Portfolio’s distributor. Transamerica Fund Services, Inc. (“TFS”) is each Transamerica Portfolio’s administrator and transfer agent. Each Transamerica Portfolio compensates TCI and TFS for their services. TCI and TFS are affiliates of AEGON USA. Certain officers and Trustees of the Transamerica Portfolios are also officers and/or directors of TAM, TFS and TCI.
Disclosure of Portfolio Holdings
          A detailed description of each Transamerica Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”). Each portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, each portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
Buying Shares of the Transamerica Portfolios
          Share Classes. Each Transamerica Portfolio has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of each Transamerica Portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2010. The Trust reserves the right to pay such fees after that date.
          Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of each Transamerica Portfolio). These fees and expenses will lower investment performance.
          Purchase and Redemption of Shares. Shares of the Transamerica Portfolios are intended to be sold to the Transamerica Asset Allocation Portfolios and to separate accounts of insurance companies, including certain separate accounts of the Transamerica Insurance Companies. The Trust currently does not foresee any disadvantages to investors if a Transamerica Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Transamerica Portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.
          Each Transamerica Portfolio’s shares are sold and redeemed at their NAV, without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each Transamerica Portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.
          Share Price. The NAV of each Transamerica Portfolio is determined on each day the NYSE is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Transamerica Portfolio does not price its shares (therefore, the NAV of a portfolio, when holding foreign securities, may change on days when shareholders will not be able to buy or sell shares of the portfolio).

          Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.
          Orders for shares of any Transamerica Asset Allocation Portfolios and corresponding orders for the portfolio in which they invest, where the applicable Transamerica Asset Allocation Portfolio is investing in a portfolio, are priced on the same day when orders for shares of the Transamerica Asset Allocation Portfolio are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the applicable Transamerica Asset Allocation Portfolio by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the portfolio on the same day, where the Transamerica Asset Allocation Portfolio is investing in the portfolio, so that both orders receive that day’s NAV.
          Net Asset Value. The NAV of each Transamerica Portfolio (or class thereof) is calculated by taking the value of its net assets, and dividing by the number of shares of the portfolio (or class) that are then outstanding.
          The Board has approved procedures to be used to value each Transamerica Portfolio’s securities for the purposes of determining the portfolio’s NAV. The valuation of the securities of each Transamerica Portfolio is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.
          In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Transamerica Portfolios’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
          When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. Each Transamerica Portfolio uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

          Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Transamerica Portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.
          Distribution and Service Plans. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and, pursuant to the Plan, entered into a Distribution Agreement with TCI. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Transamerica Portfolios. Under the Plan, the Trust, on behalf of the Transamerica Portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
          As of the date of this Proxy Statement/Prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2010. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.
          Other Distribution and Service Arrangements. The insurance companies that selected the Transamerica Portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, the Transamerica Insurance Companies, are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the Transamerica Portfolios, the investors and the separate accounts that invest in the Transamerica Portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the Transamerica Portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve Life Assurance Co. of Ohio and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the Transamerica Portfolios) may directly benefit Western Reserve Life Assurance Co. of Ohio and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the Transamerica Portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the Transamerica Portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.
          In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the Transamerica Portfolios’ shares). In certain cases, these payments may be significant.
          The foregoing arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Transamerica Portfolios, does not result in increased portfolio expenses and are not reflected in the fees and expenses tables included in this Proxy Statement/Prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the Transamerica Portfolios) for providing certain administrative services.

          You should consult the prospectus of the separate accounts that issue the variable contracts that you have purchased to learn about specific incentives and financial interests that your insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.
          You may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from you insurance agent, broker and other financial intermediaries, and should so inquire if you would like additional information. You may ask your insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the Transamerica Portfolios.
          Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the Transamerica Portfolios’ shares available to current or prospective variable contract owners to the detriment of other investment options.
          Market Timing and Disruptive Trading. Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager’s ability to sustain the portfolio’s investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the Transamerica Portfolios, not just those making the trades, and they may hurt portfolio performance.
          The Board has approved policies and procedures that are designed to discourage market timing and disruptive trading.
          The Transamerica Portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The Transamerica Portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this Proxy Statement/Prospectus. The Transamerica Portfolios also may from time to time instruct the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. Each Transamerica Portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The Transamerica Portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

          While the Transamerica Portfolios discourage market timing and disruptive trading, the Transamerica Portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the Transamerica Portfolios’ ability to apply their restrictions against market timing and disruptive trading. The Transamerica Portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies’ ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the Transamerica Portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the Transamerica Portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. You should also review the prospectus that describes the relevant variable contracts to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.
          Reallocations in underlying portfolios by a Transamerica Asset Allocation Portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.
          If you intend to conduct market timing or potentially disruptive trading, we request that you do not invest in shares of the Transamerica Portfolios.
          Telephone and Website Access. You may have difficulty contacting a Transamerica Portfolio by telephone or accessing www.transamericafunds.com during times of market volatility or disruption in telephone or internet service. On NYSE holidays or on days when the exchange closes early, Transamerica will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach a Transamerica Portfolio by telephone, you should communicate with the Transamerica Portfolio in writing.
          Share Certificates. The Transamerica Portfolios do not offer share certificates. Shares are electronically recorded. If you currently hold share certificate of a Transamerica Portfolio and would like to return your share certificate to the Transamerica Portfolio, please contact your insurance agent, broker or financial intermediary.
          Other Policies. Each Transamerica Portfolio and TCI reserves the right to reject any purchase order for any reason, without prior notice.
          Dividends and Capital Gains. Each Transamerica Portfolio intends to distribute substantially all of its net investment income, if any. Dividends and capital gains distributions of the Transamerica Portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.
          Taxes. Each Transamerica Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each Transamerica Portfolio’s intention to distribute all such income and gains.

          Shares of each Transamerica Portfolio are offered only to the Transamerica Asset Allocation Portfolios and to separate accounts of insurance companies, including certain separate accounts of the Transamerica Insurance Companies. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Each separate account is required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by that separate account to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each Transamerica Portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to these policies and contracts could also be taxable.
          The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Transamerica Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” herein for the policies and contracts.

TRANSAMERICA TEMPLETON GLOBAL VP
FINANCIAL HIGHLIGHTS
     The following tables show the financial performance of each class of Transamerica Templeton Global VP for the past five fiscal years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Templeton Global VP (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio’s financial statements, is included in the Trust’s 2008 Annual Report. The Trust’s Annual and Semi-Annual Reports are available upon request by calling the Trust at 1-800-851-9777 or by visiting the website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds).

	Initial Class
	Year Ended December 31,
For a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value
Beginning of period	$25.01	$22.05	$18.81	$17.69	$16.15
Investment Operations
Net investment income (loss)(a)	0.41	0.31	0.27	0.21	0.14
Net realized and unrealized gain (loss)	(11.21)	3.02	3.23	1.10	1.40

Total operations	(10.80)	3.33	3.50	1.31	1.54

Distributions
From net investment income	(0.39)	(0.37)	(0.26)	(0.19)	—

Total distributions	(0.39)	(0.37)	(0.26)	(0.19)	—

Net Asset Value
End of year	$13.82	$25.01	$22.05	$18.81	$17.69

Total Return(b)	(43.67)%	15.24%	18.79%	7.47%	9.54%
Net Assets, End of Period (000’s)	$288,218	$611,618	$598,312	$581,669	$642,460

Ratios and Supplemental Data
Expenses to average net assets	0.84%	0.85%	0.87%	0.90%	0.95%
Net investment income (loss), to average net assets	2.03%	1.31%	1.35%	1.20%	0.84%
Portfolio turnover rate	18%	34%	59%	61%	139%

	Service Class
	Year Ended December 31,
For a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value
Beginning of period	$24.85	$21.93	$18.73	$17.65	$16.15
Investment Operations
Net investment income (loss)(a)	0.37	0.26	0.21	0.16	0.12
Net realized and unrealized gain (loss)	(11.15)	2.99	3.23	1.10	1.38

Total operations	(10.78)	3.25	3.44	1.26	1.50

Distributions
From net investment income	(0.33)	(0.33)	(0.24)	(0.18)	—

Total distributions	(0.33)	(0.33)	(0.24)	(0.18)	—

Net Asset Value
End of year	$13.74	$24.85	$21.93	$18.73	$17.65

Total Return(b)	(43.81)%	14.98%	18.45%	7.23%	9.29%

Net Assets, End of Period (000’s)	$8,498	$24,292	$16,329	$7,930	$3,911
Ratios and Supplemental Data
Expenses to average net assets	1.09%	1.10%	1.12%	1.15%	1.19%
Net investment income (loss), to average net assets	1.83%	1.11%	1.02%	0.88%	0.73%
Portfolio turnover rate	18%	34%	59%	61%	139%

(a)	Calculation is based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

     The following tables show the financial performance of each class of Transamerica Capital Guardian Global VP for the past five fiscal years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Capital Guardian Global VP (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio’s financial statements, is included in the Trust’s 2008 Annual Report. The Trust’s Annual and Semi-Annual Reports are available upon request by calling the Trust at 1-800-851-9777 or by visiting the website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds).

	Initial Class
	Year Ended December 31,
For a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value
Beginning of period	$9.80	$10.23	$13.69	$12.88	$11.66
Investment Operations
Net investment income (loss)(a)	0.10	0.08	0.11	0.11	0.08
Net realized and unrealized gain (loss)	(3.67)	0.53	1.43	1.17	1.18

Total operations	(3.57)	0.61	1.54	1.28	1.26

Distributions
From net investment income	(0.07)	(0.09)	(0.36)	(0.06)	(0.04)
From net realized gains	(1.40)	(0.95)	(4.64)	(0.41)	—

Total distributions	(1.47)	(1.04)	(5.00)	(0.47)	(0.04)

Net Asset Value
End of year	$4.76	$9.80	$10.23	$13.69	$12.88

Total Return(b)	(40.90)%	6.31%	14.32%	10.18%	10.88%

Net Assets, End of Period (000’s)	$93,301	$193,197	$216,762	$210,441	$409,831
Ratios and Supplemental Data
Expenses to average net assets	1.17%	1.14%	1.14%	1.10%	1.10%
Net investment income (loss), to average net assets	1.27%	0.78%	0.91%	0.86%	0.65%

Portfolio turnover rate	66%	38%	36%	32%	23%

	Service Class
	Year Ended December 31,
For a share outstanding throughout each period	2008	2007	2006	2005	2004
Net Asset Value
Beginning of period	$9.77	$10.20	$13.67	$12.88	$11.66
Investment Operations
Net investment income (loss)(a)	0.08	0.05	0.08	0.07	0.05
Net realized and unrealized gain (loss)	(3.66)	0.54	1.43	1.17	1.18

Total operations	(3.58)	0.59	1.51	1.24	1.23

Distributions
From net investment income	(0.05)	(0.07)	(0.34)	(0.04)	(0.01)
From net realized gains	(1.40)	(0.95)	(4.64)	(0.41)	—

Total distributions	(1.45)	(1.02)	(4.98)	(0.45)	(0.01)

Net Asset Value
End of year	$4.74	$9.77	$10.20	$13.67	$12.88

Total Return(b)	(41.09)%	6.10%	14.00%	9.90%	10.60%

Net Assets, End of Period (000’s)	$9,032	$15,902	$12,451	$9,783	$5,832
Ratios and Supplemental Data
Expenses to average net assets	1.42%	1.39%	1.39%	1.35%	1.35%
Net investment income (loss), to average net assets	1.02%	0.50%	0.65%	0.55%	0.38%
Portfolio turnover rate	66%	38%	36%	32%	23%

(a)	Calculation is based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

INFORMATION CONCERNING THE MEETING
Solicitation of Proxies
          The principal solicitation of proxies will be by mailing of this Proxy Statement/Prospectus, but proxies may be solicited by telephone, by fax or in person by the representatives of the Trust, regular employees of the TFS, their affiliates, or Broadridge, a private proxy services firm. The estimated costs of retaining Broadridge is approximately $7,500, which will be paid by your portfolio. If we have not received your vote as the date of the meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.
          The cost of the meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by your portfolio.
Revoking Proxies
          Each shareholder of your portfolio signing and returning a proxy has the power to revoke it at any time before it is exercised:
•	By filing a written notice of revocation with the secretary of the Trust prior to the meeting;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•	By being present and voting in person at the meeting and giving oral notice of revocation to the chairman of the meeting.
          However, attendance in-person at the meeting, by itself, will not revoke a previously executed and returned proxy.
Outstanding Shares
          Shareholders of record of your portfolio at the close of business on January 27, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the meeting. As of the Record Date, the following shares of your portfolio requesting a vote of its shareholders were outstanding:

Transamerica Capital Guardian Global VP	Shares Outstanding (as of January 27, 2009)

Initial Class	19,456,605.751
Service Class	1,884,895.302

Other Business
          Your portfolio’s Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1 set forth in this Proxy Statement/Prospectus. If other business is properly brought before the meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.
Adjournments
          In the event that a quorum is not present at the meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Reorganization in favor of an adjournment of the meeting, and will vote those proxies required to be voted “AGAINST” the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Telephone and Internet Voting
          In addition to soliciting proxies by mail, by fax or in person, your portfolio may also arrange to have votes recorded by telephone, the Internet or other electronic means by following the enclosed instructions. If you vote by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote.
Shareholders’ Proposals
          As a general matter, your portfolio is not required to and does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the portfolio, 570 Carillon Parkway, St. Petersburg, Florida 33716.
          Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
OWNERSHIP OF SHARES OF THE TRANSAMERICA PORTFOLIOS
          As of January 27, 2009, the Trustees and officers of each Transamerica Portfolio owned in the aggregate less than 1% of the outstanding shares of each Transamerica Portfolio.
          The following is a list of persons who owned of record or beneficially 5% or more of the outstanding shares of any class of a Transamerica Portfolio as of January 27, 2009.
          Transamerica Capital Guardian Global VP

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Road, NE Cedar Rapids, IA 52499	Transamerica Capital Guardian Global VP	98.72%	98.53%

          Transamerica Templeton Global VP

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co. of Ohio	Transamerica Templeton Global VP	91.98%	72.97%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company	Transamerica Templeton Global VP	6.84%	24.46%
4333 Edgewood Road, NE
Cedar Rapids, IA 52499

EXPERTS
          The financial highlights and financial statements of each Transamerica Portfolio for the five fiscal years ended December 31, 2004, 2005, 2006, 2007, and 2008 are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Transamerica Portfolio for the fiscal years ended December 31, 2004, 2005, 2006, 2007, and 2008 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their reports thereon incorporated by reference into this Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
AVAILABLE INFORMATION
          You can obtain more free information about each Transamerica Portfolio from your investment firm or by writing to your portfolio at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-800-851-9777.
          Each Transamerica Portfolio’s statement of additional information and shareholder reports are available free of charge on the Transamerica Portfolios’ website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds).
          Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Transamerica Portfolio’s investments. The annual report discusses market conditions and investment strategies that significantly affected each Transamerica Portfolio’s performance during its last fiscal year.
          Visit our website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds).
          Each Transamerica Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Transamerica Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.
TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Trustees,
/s/ Dennis P. Gallagher
Dennis P. Gallagher
Vice President, General Counsel and Secretary Transamerica Series Trust

St. Petersburg, Florida
March 10, 2009

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
          THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 30th day of April, 2009, by and among (i) Transamerica Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series Transamerica Templeton Global VP (the “Acquiring Portfolio”), and (ii) the Trust, on behalf of its series Transamerica Capital Guardian Global VP (the “Target Portfolio”).
          WHEREAS, the Trust is an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);
          WHEREAS, it is intended that, for United States Federal income tax purposes, (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368(a) of the Code and Treasury Regulations Section 1.368-2(g);
          WHEREAS, the contemplated reorganization for the Target Portfolio and the Acquiring Portfolio (the “Reorganization”) will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Portfolio to the Acquiring Portfolio in exchange solely for (a) shares of beneficial interest of the Acquiring Portfolio (“Acquiring Portfolio Shares”) corresponding to the outstanding shares of beneficial interest of the Target Portfolio (“Target Portfolio Shares”), as described herein and (b) the assumption by the Acquiring Portfolio of all liabilities of the Target Portfolio, and (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Target Portfolio) to the shareholders of the Target Portfolio in complete redemption of the Target Portfolio Shares and the termination of the Target Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;
          WHEREAS, the Board of Trustees of the Trust (the “Board” and each Trustee, a “Trustee”) has determined, with respect to the Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Target Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders; and
          WHEREAS, the Board has determined, with respect to the Target Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Target Portfolio by the Acquiring Portfolio pursuant to this Agreement is in the best interests of the Target Portfolio and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction;
          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. THE REORGANIZATION
          1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Portfolio, agrees (a) to sell, assign, convey, transfer and deliver all of the Target Portfolio’s property and assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Trust, on behalf of the Acquiring Portfolio, agrees in exchange therefore: (a) to deliver to the Trust on behalf of the Target Portfolio the number, determined in accordance with paragraph 1.3, of full and fractional Acquiring Portfolio Shares corresponding to Target Portfolio Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of the Target Portfolio, as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

          1.2 The property and assets of the Target Portfolio, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Portfolio, shall consist of all assets and property of every kind and nature of the Target Portfolio, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, “Assets”). The Trust, on behalf of the Acquiring Portfolio, shall assume all of the liabilities and obligations of the Target Portfolio, including, without limitation, all indemnification obligations of the Target Portfolio with respect to the current and former Trustees and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, “Liabilities”). The Trust, on behalf of the Target Portfolio, will promptly sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Portfolio, any rights, stock dividends, cash dividends or other securities received by the Trust, on behalf of the Target Portfolio after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Portfolio, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Target Portfolio acquired by the Trust, on behalf of the Acquiring Portfolio.
          1.3 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Portfolio. To complete the liquidation, the Trust, on behalf of the Target Portfolio shall distribute to the shareholders of record with respect to the Target Portfolio shares as of the Closing Date (the “Target Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares received by the Trust on behalf of the Target Portfolio, pursuant to paragraph 1.1, in complete redemption of such Target Portfolio Shares. Such distribution and redemption shall be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Trust, on behalf of the Target Portfolio, on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Target Portfolio Shareholders, and the cancellation of all issued and outstanding Target Portfolio Shares on the books of the Target Portfolio. The aggregate net asset value of Acquiring Portfolio Shares to be delivered and so credited to the Target Portfolio under paragraph 1.1 and then distributed by the Target Portfolio to the Target Portfolio Shareholders under this paragraph 1.3 shall be equal to the aggregate net asset value of the Target Portfolio Shares owned by Target Portfolio Shareholders on the Closing Date. The Acquiring Portfolio shall not issue certificates representing any Acquiring Portfolio Share in connection with such exchange.
          1.4 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.
2. VALUATION
          The value of the Assets and the amount of the Liabilities of the Target Portfolio shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Target Portfolio, and after the declaration of any dividends by the Trust, on behalf of the Target Portfolio, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by the fund accountant for the Target Portfolio. The net asset value of Acquiring Portfolio Shares shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquiring Portfolio, and after the declaration of any dividends on behalf of the Acquiring Portfolio, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by the fund accountant for the Target Portfolio or the Acquiring Portfolio, as applicable.

3. CLOSING AND CLOSING DATE
          3.1 Subject to the terms and conditions set forth herein, the Closing Date with respect to the Reorganization shall be April 30, 2009, or such other date as the parties may agree. All acts taking place at the closing of the Reorganization as provided for in this Agreement (the “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:01 p.m., Eastern time, or such later time on that date as the Target Portfolio’s net asset value and the Acquiring Portfolio’s net asset value are calculated in accordance with Section 2 and after the declaration of any dividends. The Closing shall be held at the offices of the Trust or at such other time and/or place as the Board of Trustees or officers of the Trust may designate.
          3.2 The Trust shall direct State Street Bank and Trust Company (“State Street”) to transfer ownership of the Assets from the accounts of the Target Portfolio that State Street maintains as custodian for the Target Portfolio to the accounts of the Acquiring Portfolio that State Street maintains as custodian for the Acquiring Portfolio and to deliver to the Acquiring Portfolio, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Target Portfolio have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Target Portfolio, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
          3.3 The Trust, on behalf of the Target Portfolio shall direct State Street, in its capacity as transfer agent for the Target Portfolio, to deliver to the Trust, on behalf of the Acquiring Portfolio, at the Closing of the Reorganization a certificate of an authorized officer stating that its records contain the name and address of each Target Portfolio Shareholder and the number and percentage ownership of each outstanding Target Portfolio Share owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Portfolio, shall deliver to the Secretary of the Trust a confirmation evidencing that (a) the appropriate number of Acquiring Portfolio Shares have been credited to the account of the Trust, on behalf of the Target Portfolio on the books of the Acquiring Portfolio pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3, and (b) the appropriate number of Acquiring Portfolio Shares have been credited to the accounts of the Target Portfolio Shareholders on the books of the Acquiring Portfolio pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.
          3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Portfolio is impracticable (in the judgment of the Board), the Closing Date with respect to the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
          4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Trust, on behalf of the Target Portfolio, represents and warrants to the Trust, on behalf of the Acquiring Portfolio as follows:
          (a) The Target Portfolio is a duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust, as amended (the “Trust Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

          (b) The Trust is a registered open-end management investment company, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of each Target Portfolio Share under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.
          (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Portfolio, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.
          (d) The current prospectus and statement of additional information of the Target Portfolio (true and correct copies of which have been delivered to the Trust, on behalf of the Acquiring Portfolio) and each prospectus and statement of additional information of the Target Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
          (e) On the Closing Date, the Trust, on behalf of the Target Portfolio, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.
          (f) The Trust, on behalf of the Target Portfolio, is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust will not result, in a material violation of law or of the Trust Charter or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Target Portfolio, is a party or by which it is bound.
          (g) All material contracts or other commitments of the Trust, on behalf of the Target Portfolio (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Trustees of the Trust, and those contracts listed in Schedule 4.1) will terminate without liability to the Trust, on behalf of the Target Portfolio, on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Trust, on behalf of the Target Portfolio, and, to the Trust’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Trust, on behalf of the Target Portfolio, to the Trust, on behalf of the Acquiring Portfolio, of each such contract will not result in the termination of such contract, any breach or default thereunder by the Trust, on behalf of the Target Portfolio, or the imposition of any penalty thereunder.
          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Portfolio, or any of its properties or assets, that, if adversely determined, would materially and adversely affect the Target Portfolio’s financial condition or the conduct of the Target Portfolio’s business. The Trust, on behalf of the Target Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Portfolio.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Portfolio as at December 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust, on behalf of the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Target Portfolio as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.
          (j) Since December 31, 2008, there has not been any material adverse change in the Target Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Trust, on behalf of the Target Portfolio, of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Portfolio Shares due to declines in market values of securities held by the Trust, on behalf of the Target Portfolio, the discharge of liabilities of the Trust, on behalf of the Target Portfolio, or the redemption of Target Portfolio Shares by shareholders of the Target Portfolio shall not constitute a material adverse change.
          (k) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Portfolio, required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account)and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Target Portfolio on such returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Trust, no such return is currently under audit and no outstanding assessment of any tax has been proposed or asserted with respect to such returns.
          (l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Target Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Target Portfolio will have distributed on or before the Closing Date substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Target Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), the Target Portfolio will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Target Portfolio will not have any unpaid tax liability under Section 4982 of the Code.
          (m) All issued and outstanding Target Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Target Portfolio, and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Portfolio Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of State Street, on behalf of the Target Portfolio, as provided in paragraph 3.3. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Portfolio Shares, nor is there outstanding any security convertible into any of the Target Portfolio Shares.

          (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
          (o) The provisions of the Proxy Statement (as defined in paragraph 5.2) relating to the Target Portfolio, on the date thereof and at all times prior to the conclusion of the shareholder meeting of the Target Portfolio will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust, on behalf of the Acquiring Portfolio, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.
          (p) The information to be furnished by the Trust, on behalf of the Target Portfolio for use in the registration statement on Form N-1A of the Trust with respect to the Acquiring Portfolio and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
          (q) The Target Portfolio is a separate fund of the Trust within the meaning of Section 851(g) of the Code.
          (r) For each calendar quarter of its operation (including the calendar quarter that includes the Closing Date), the Target Fund (i) has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts and (ii) has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.
          4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Trust, on behalf of the Target Portfolio, as follows:
          (a) The Acquiring Portfolio is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power under the Trust Charter to own all of the Assets of the Target Portfolio and to carry on its business as contemplated by this Agreement. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(b).
          (b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Portfolio, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.
          (c) The Trust, on behalf of the Acquiring Portfolio, is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Portfolio, will not result, in a material violation of law or the Trust Charter or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound.
          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Portfolio or its properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business. The Trust, on behalf of the Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Portfolio.
          (e) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio as at December 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust, on behalf of the Target Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.
          (f) Upon consummation of the Reorganization, all issued and outstanding Acquiring Portfolio Shares, including those Acquiring Portfolio Shares to be delivered by the Trust, on behalf of the Acquiring Portfolio, to the Trust, on behalf of the Target Portfolio, in accordance with paragraph 1.3, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Acquiring Portfolio, and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.
          (g) All federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Portfolio on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Trust, no such return is currently under audit and no outstanding assessment of any tax has been proposed or asserted with respect to such returns.
          (h) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Portfolio will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Portfolio will not have any unpaid tax liability under

Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Portfolio will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Portfolio will not have any unpaid tax liability under Section 4982 of the Code.
          (i) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
          (j) The information to be furnished by the Trust on behalf of the Acquiring Portfolio for use in the Proxy Statement and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto. The information to be furnished by the Trust, on behalf of the Acquiring Portfolio, for use in any registration statement of the Trust with respect to the Acquiring Portfolio and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto, and shall not, as of the effective date of such registration statement, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading.
          (k) The Acquiring Portfolio is a separate fund of the Trust within the meaning of Section 851(g) of the Code.
          (l) For each calendar quarter of its operation, the Acquiring Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder applicable to certain insurance company segregated asset accounts. At all relevant times, the Acquiring Fund has been and is an investment company to which Treasury Regulations Section 1.817-5(f) applies.
5. COVENANTS
          The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, respectively, hereby further covenants as follows:
          5.1 The Trust will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.
          5.2 The Trust will call a meeting of the shareholders of the Target Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Trust will prepare, file with the Commission, and deliver to the shareholders of the Target Portfolio in connection with such meeting a proxy statement on Schedule 14A (the “Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.
          5.3 The Acquiring Portfolio Shares to be acquired by the Trust, on behalf of the Target Portfolio, hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.4 The Trust, on behalf of the Target Portfolio, will assist the Trust, on behalf of the Acquiring Portfolio, in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Target Portfolio Shares.
          5.5 Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Portfolio, and the Trust, on behalf of the Target Portfolio, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
          5.6 The Trust, on behalf of the Acquiring Portfolio, will provide to the Trust, on behalf of the Target Portfolio, such information regarding the Acquiring Portfolio as may be reasonably necessary for the preparation of the Proxy Statement.
          5.7 The Trust, on behalf of each of the Acquiring Portfolio and the Target Portfolio, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
          5.8 The Trust, on behalf of the Target Portfolio, will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the title of the Trust, on behalf of the Target Portfolio, to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the title of the Trust, on behalf of the Acquiring Portfolio, to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
          5.9 The Trust, on behalf of the Acquiring Portfolio, will use all reasonable efforts to obtain any approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date (including, without limitation, an order of the Commission declaring effective the registration statement on Form N-14 filed or to be filed by the Trust for the purpose of registering the Acquiring Portfolio Shares).
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET PORTFOLIO
          The obligations of the Trust, on behalf of the Target Portfolio to consummate the transactions provided for herein on the Closing Date shall be subject, at the Trust’s election, to the following conditions:
          6.1 All representations and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
          6.2 The Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date.
          6.3 The Trust, on behalf of the Acquiring Portfolio, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust, on behalf of the Target Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the title of the Trust, on behalf of the Target Portfolio, to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the assumption by the Trust, on behalf of the Acquiring Portfolio of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

          6.4 The Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Trust, on behalf of the Target Portfolio, a certificate executed in the name of the Trust, on behalf of the Acquiring Portfolio, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, with respect to the Target Portfolio, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust, on behalf of the Target Portfolio shall reasonably request.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING PORTFOLIO
          The obligations of the Trust, on behalf of the Acquiring Portfolio, to consummate the transactions provided for herein on the Closing Date shall be subject, at the Trust’s election, to the following conditions:
          7.1 All representations and warranties of the Trust, on behalf of the Target Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
          7.2 The Trust, on behalf of the Target Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Portfolio, on or before the Closing Date.
          7.3 The Trust, on behalf of the Target Portfolio, shall have delivered to the Trust, on behalf of the Acquiring Portfolio, a Statement of Assets and Liabilities of the Target Portfolio as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust, on behalf of the Target Portfolio. The Trust, on behalf of the Target Portfolio, shall have executed and delivered all such assignments and other instruments of transfer as the Trust, on behalf of the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in the Acquiring Portfolio and confirm (a) the title of the Trust, on behalf of the Target Portfolio, to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the title of the Trust, on behalf of the Acquiring Portfolio, to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.
          7.4 The Trust, on behalf of the Target Portfolio, shall have delivered to the Trust, on behalf of the Acquiring Portfolio, a certificate executed in the name of the Trust by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust with respect to the Acquiring Portfolio and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust, on behalf of the Acquiring Portfolio, shall reasonably request.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS
          If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Portfolio or the Acquiring Portfolio, the Trust shall be entitled on behalf of the Target Portfolio or the Acquiring Portfolio, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to itself and, if applicable, the Acquiring Portfolio or the Target Portfolio.
          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Portfolio in accordance with the provision of the Trust Charter, the by-laws of the Trust, and Delaware law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust, on behalf of the Acquiring Portfolio. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1 with respect to the Acquiring Portfolio or the Target Portfolio.

          8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Portfolio or the Acquiring Portfolio, from completing the transactions contemplated by this Agreement.
          8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of the Acquiring Portfolio, or the Trust, on behalf of the Target Portfolio, to permit consummation, in all material respects, of the transactions contemplated with respect to the Acquiring Portfolio hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Target Portfolio, provided that either party hereto may for itself waive any of such conditions.
          8.4 The registration statement on Form N-14 of the Trust with respect to the Acquiring Portfolio Shares under the 1933 Act shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.
          8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Trust, on behalf of the Target Portfolio and on behalf of the Acquiring Portfolio, and by the Trust’s respective authorized officers, substantially to the effect that, for federal income tax purposes: (a) the transfer to the Acquiring Portfolio of all of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Trust, on behalf of the Acquiring Portfolio, of all of the liabilities of the Target Portfolio, followed by the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio and in complete liquidation of the Target Portfolio will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Target Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Target Portfolio upon the transfer of its Assets to the Acquiring Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Trust, on behalf of the Acquiring Portfolio of all of the Liabilities, or upon the distribution of the Acquiring Portfolio Shares by the Target Portfolio to its shareholders, except for (i) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized (A) as a result of the closing of the Target Portfolio’s taxable year or (B) upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction; (c) the basis in the hands of the Acquiring Portfolio of the Assets of the Target Portfolio will be the same as the basis of such Assets in the hands of the Target Portfolio immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Portfolio upon the transfer; (d) the holding periods of the Assets in the hands of the Acquiring Portfolio, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by the Target Portfolio (except where investment activities of the Acquiring Portfolio have the effect of reducing or eliminating the holding period with respect to an Asset); (e) no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the Assets solely in exchange for the Acquiring Portfolio Shares and the assumption by the Trust, on behalf of the Acquiring Portfolio of the Liabilities of the Target Portfolio; (f) no gain or loss will be recognized by the shareholders of the Target Portfolio upon the exchange of all of their Target Portfolio Shares solely for Acquiring Portfolio Shares as part of the Reorganization; (g) the aggregate basis of the Acquiring Portfolio Shares that each Target Portfolio Shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Target Portfolio Shares exchanged therefor; and (h) each Target Portfolio Shareholder’s holding period for his or her Acquiring Portfolio Shares received in the Reorganization will be determined by including the period for which he or she held the Target Portfolio Shares exchanged therefor, provided that he or she held such Target Portfolio Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon receipt by Bingham McCutchen LLP of representations it shall request of the Trust.

Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5 with respect to itself, the Target Portfolio or the Acquiring Portfolio.
          8.6 The Trust, on behalf of the Acquiring Portfolio, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Portfolio, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Target Portfolio, and its authorized officers: (a) the Trust is a statutory trust existing under the laws of the State of Delaware; (b) the Trust, with respect to the Target Portfolio, has the power as a statutory trust to carry on its business as an open-end investment company registered under the 1940 Act; (c) the Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the Target Portfolio, and assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Portfolio, constitutes a valid and legally binding obligation of the Trust, on behalf of the Target Portfolio, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law), provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement will not, violate the Trust Charter or the by-laws of the Trust; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Trust, with respect to the Target Portfolio under the federal laws of the United States or the Delaware Statutory Trust Act for the transfer of the Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Trust, on behalf of the Target Portfolio pursuant to paragraph 4.1 of the Agreement, the Trust is not subject to any litigation or administrative proceeding with respect to the Target that could reasonably be expected to have a materially adverse effect on its operations with respect to the Target Portfolio. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, including (without limitation) an assumption for purposes of rendering the opinion referenced in clause (c) above that the Agreement is governed by the internal substantive laws of the Commonwealth of Massachusetts.
          8.7 The Trust, on behalf of the Target Portfolio shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Trust, on behalf of the Target Portfolio, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Portfolio, and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Delaware; (b) the Trust, with respect to the Acquiring Portfolio, has the power as a statutory trust to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Trust, on behalf of the Acquiring Portfolio, and assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Target Portfolio, constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Portfolio, enforceable against the Trust, on behalf of the Acquiring Portfolio in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law), provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the

Acquiring Portfolio Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Trust Charter or the by-laws of the Trust; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Trust, on behalf of the Acquiring Portfolio, under the federal laws of the United States or the Delaware Statutory Trust Act with respect to the issuance of the Acquiring Portfolio Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Trust pursuant to paragraph 4.2 of the Agreement, the Acquiring Portfolio is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Portfolio. Such opinion may state that it is solely for the benefit of the Trust and the Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, including (without limitation) an assumption that for purposes of rendering the opinion referenced in clause (c) above any applicable agreements between the parties is governed by the internal substantive laws of the Commonwealth of Massachusetts.
          8.8 The Trust, on behalf of the Acquiring Portfolio, and the Trust, on behalf of the Target Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued by the Acquiring Portfolio in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
9. INDEMNIFICATION
          9.1 The Trust, out of the Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust, on behalf of the Target Portfolio, and the Trust’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust, on behalf of the Target Portfolio, may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust, on behalf of the Acquiring Portfolio, or the Trust’s Trustees or officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of applicable law, or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
          9.2 The Trust, out of the Target Portfolio’s assets and property (including any amounts paid to the Target Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Trust, on behalf of the Acquiring Portfolio, and the Trust’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust, on behalf of the Acquiring Portfolio, may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust, on behalf of the Target Portfolio, or the Trust’s Trustees or officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of applicable law, or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKERAGE FEES AND EXPENSES
          The Trust, on behalf of each of the Acquiring Portfolio and the Target Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
          11.1 The Trust, on behalf of each of the Acquiring Portfolio and the Target Portfolio, agrees that it has not made any representation, warranty or covenant, on behalf of itself or on behalf of the Acquiring Portfolio or the Target Portfolio, as applicable, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
          11.2 The covenants to be performed after the Closing by the Trust on behalf of both the Acquiring Portfolio and the Target Portfolio, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.
12. TERMINATION
          This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Portfolio or the Target Portfolio at any time prior to the Closing Date with respect to the Reorganization by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Portfolio or the Target Portfolio. The termination of this Agreement with respect to the Target Portfolio or the Acquiring Portfolio shall not affect the continued effectiveness of this Agreement with respect to the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.
13. AMENDMENTS
          This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Portfolio Shareholders called by the Trust, on behalf of the Target Portfolio pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to Target Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.
14. NOTICES
          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust, at its address set forth in the preamble to this Agreement, to the attention of its President.
15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY
          15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
          15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware.
          15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
          15.5 The warranties, representations and agreements contained in this Agreement made by the Trust, on behalf of the Acquiring Portfolio or on behalf of the Target Portfolio, as applicable, are made on a several (and not joint, or joint and several) basis with any other series of the Trust.
          15.6 Consistent with the Trust Charter, the obligations of the Trust with respect to any Target Portfolio or Acquiring Portfolio entered into in the name or on behalf of the Trust, by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Target Portfolio or Acquiring Portfolio, as applicable, personally, but bind only the assets of the Trust, belonging to the applicable Target Portfolio or Acquiring Portfolio, and all persons dealing with any series or funds of the Trust, must look solely to the assets of the Trust, belonging to such series or fund for the enforcement of any claims against the Trust, on behalf of the Target Portfolio, or the Trust, on behalf of the Acquiring Portfolio, as applicable.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA SERIES TRUST, on behalf of			TRANSAMERICA SERIES TRUST, on behalf of
its series, Transamerica Capital Guardian Global VP			its series, Transamerica Templeton Global VP

By:			By:

	Name:	Dennis P. Gallagher		Name:	Dennis P. Gallagher
	Title:	Vice President, Secretary and General Counsel		Title:	Vice President, Secretary and General Counsel

EXHIBIT B
PORTFOLIO MANAGEMENT DISCUSSION
OF TRANSAMERICA TEMPLETON GLOBAL VP’S PERFORMANCE
Transamerica Templeton Global VP
MARKET ENVIRONMENT
Transamerica Investment Management, LLC:
The year ended December 31, 2008, was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.
The credit problems in the financial sector and a near-freeze in the funding market prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.
As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.
Templeton Investment Counsel, LLC
During 2008, the global economy felt the effects of decelerating growth in the U.S. where housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. sub-prime loan losses intensified. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy had negatively impacted growth prospects around the world.
In an environment of extremely high commodity prices that increased inflationary pressure, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.
In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses.
PERFORMANCE
For the year ended December 31, 2008, Transamerica Templeton Global VP, Initial Class returned (43.67)%. By comparison its benchmark, Morgan Stanley Capital International World Index (“MSCIW”), returned (40.33)%. For the year ended December 31, 2008, Transamerica Templeton Global VP’s net expense ratios for Initial Class and Service Class were 0.84% and 1.09%, respectively.

STRATEGY REVIEW
Transamerica Investment Management, LLC:
The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight position in the consumer staples sector and an overweight position in the more cyclical industrials sector.
Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and we believe will continue to gain market share. We were not as optimistic about Research in Motion, Ltd., the largest detractor from relative performance. We believe the maker of the BlackBerry wireless platform has fallen behind in its technology for phones, prompting us to liquidate our position.
Another significant detractor from relative performance was CME Group, Inc. A slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.
On the upside, the portfolio’s relative results benefited from an underweight position in the poorly performing energy sector and strong stock selection within the healthcare and materials sectors (e.g., Gilead Sciences, Inc. and Sigma-Aldrich Corp.). A biotech company that develops therapeutic treatments for infectious, life-threatening diseases such as HIV, Gilead proved resilient to the economic downturn. Although Sigma is technically a chemicals company, it serves the healthcare industry by providing chemical products and kits used in scientific, genomic, pharmaceutical and biotech research. We believe a stable business model, expanding margins and strong cash flow bode well for this company.
Templeton Investment Counsel, LLC
During the year under review the international portion of the portfolio performed better than the benchmark MSCIW, yet had several detractors from relative performance. On a regional basis, Asia represented the largest detractor from relative performance. An underweight position and our stock selection in Japan were also detrimental. Within Europe, stock selection in Norway and Germany negatively impacted the portfolio’s relative results although our European allocation in aggregate performed better than European holdings in the index.
On a sector basis, stock selection and overweighting in the industrials sector hurt portfolio performance. Specifically, two stocks held in this sector: Koninklijke Philips Electronics NV and Empresa Brasileira de Aeronautica SA were notable detractors, with each falling more than 50% in value during the year. Elsewhere, an overweight position and our stock selection in information technology stocks hindered relative performance, as did an underweight position in utilities. Within the information technology sector, Infineon Technologies AG performed poorly. Additional stock-specific detractors included Norwegian telecommunications provider Telenor ASA, Singaporean electronics manufacturer Flextronics International, Ltd., Dutch insurance and financial services company ING Groep NV, and French provider of video solutions, Thomson.
During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.
Turning to positive contributors to performance, the portfolio’s European allocation boosted relative results largely due to stock selection in the U.K., France and Ireland. Stock selection in North America and the Middle East and Africa also aided relative performance.

Our significantly underweight position and stock selection in the financials sector positively contributed to the portfolio’s results, aided by our light exposure to commercial banks and stock selection among insurance companies. Our investment in Promise Co., Ltd. was one standout positive performer within the financials sector. The portfolio’s energy and materials sector holdings also performed relatively well. Notable energy sector contributors included Italy’s ENI SpA and France’s Total SA. Within the materials sector, significant underweighting in metals and mining stocks aided relative results. Other top contributors included Novartis AG and Nestle SA.
Gary U. Rollé, CFA
Co-Portfolio Manager
Transamerica Investment Management, LLC
Tina Sadler, CFA
Antonio T. Docal, CFA
Gary Motyl, CFA
Co-Portfolio Managers
Templeton Investment Counsel, LLC

PART B
TRANSAMERICA SERIES TRUST
570 Carillon Parkway
St. Petersburg, Florida 33716
Statement of Additional Information
March 10, 2009

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Transamerica Capital Guardian Global VP	Transamerica Templeton Global VP
This Statement of Additional Information is available to the shareholders of Transamerica Capital Guardian Global VP in connection with a proposed transaction whereby all of the assets and liabilities of Transamerica Capital Guardian Global VP will be transferred to Transamerica Templeton Global VP in exchange for shares of Transamerica Templeton Global VP.
This Statement of Additional Information of Transamerica Templeton Global VP consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for Transamerica Series Trust dated November 10, 2008, as supplemented through December 22, 2008 (a);

2.	The Financial Statements of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP as included in Transamerica Series Trust’s Annual Report filed for the year ended December 31, 2007 and the Semi-Annual Report filed for the period ended on June 30, 2008 (a); and

3.	The Financial Statements of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP as included in Transamerica Series Trust’s Annual Report filed for the year ended December 31, 2008.

(a)	Previously filed with the Registration Statement on Form N-14 filed on January 29, 2009 and incorporated herein by reference (File Number 333-157009).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 10, 2009 relating to the transaction may be obtained, without charge, by writing to Transamerica Series Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling 1-800-851-9777, or by visiting Transamerica Series Trust’s website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds). This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS	97.6%
Australia	1.2%
Alumina, Ltd.					—	$—	298,728	$301	298,728	$301
Amcor, Ltd.					30,404	124	—	—	30,404	124
Arrow Energy, Ltd.		+	*	*	97,647	185	—	—	97,647	185
Billabong International, Ltd.					26,600	146	—	—	26,600	146
Macquarie Group, Ltd.		+			3,643	74	—	—	3,643	74
National Australia Bank, Ltd.					—	—	103,940	1,528	103,940	1,528
Newcrest Mining, Ltd.					27,895	664	—	—	27,895	664
QBE Insurance Group, Ltd.		+			38,304	692	—	—	38,304	692
Telstra Corp., Ltd.					109,000	292	—	—	109,000	292
Woodside Petroleum, Ltd.					5,600	145	—	—	5,600	145
Woolworths, Ltd.					23,538	439	—	—	23,538	439
Austria	0.5%
Telekom Austria AG					10,600	154	122,840	1,787	133,440	1,941
Belgium	0.0%
Fortis		~	*	*	7,400	—	—	—	7,400	—
InBev NV					4,509	105	—	—	4,509	105
Bermuda	1.2%
LI & Fung, Ltd.					92,000	159	—	—	92,000	159
SeaDrill, Ltd.		+			28,200	230	—	—	28,200	230
Tyco Electronics, Ltd.					—	—	270,000	4,377	270,000	4,377
Brazil	0.5%
Cia Vale do Rio Doce — Class B ADR		+			7,100	76	47,630	577	54,730	653
Empresa Brasileira de Aeronautica SA ADR		+			—	—	75,590	1,225	75,590	1,225
Petroleo Brasileiro SA — Class A ADR		+			6,600	135	—	—	6,600	135
Canada	1.4%
Barrick Gold Corp.					48,500	1,783	—	—	48,500	1,783
BCE, Inc.					18,200	370	—	—	18,200	370
Cameco Corp.					23,900	408	—	—	23,900	408
Canadian Natural Resources, Ltd.					16,800	663	—	—	16,800	663
EnCana Corp.					4,000	185	—	—	4,000	185
Inmet Mining Corp.					5,000	77	—	—	5,000	77
Ivanhoe Mines, Ltd.		+	*	*	41,000	109	—	—	41,000	109
Potash Corp. of Saskatchewan					11,200	812	—	—	11,200	812
Power Corp. of Canada					8,200	149	—	—	8,200	149
Shoppers Drug Mart Corp.		+			4,900	191	—	—	4,900	191
Suncor Energy, Inc.					41,700	801	—	—	41,700	801
China	0.2%
China Telecom Corp., Ltd.					—	—	2,074,000	784	2,074,000	784
Denmark
Genmab AS DKK	0.4%	+	*	*	6,400	248	—	—	6,400	248
Vestas Wind Systems			*	*	—	—	19,650	1,156	19,650	1,156
Egypt	0.0%
Orascom Construction Industries Reg S GDR					1,000	50	—	—	1,000	50
Finland	0.4%
Stora Enso OYJ — Class R					—	—	111,170	881	111,170	881
UPM-Kymmene OYJ					—	—	67,420	864	67,420	864

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

France	7.7%
Accor SA		+			9,600	473	21,680	1,068	31,280	1,541
Air Liquide SA					2,900	266	—	—	2,900	266
AXA SA					20,806	467	116,760	2,621	137,566	3,088
BNP Paribas					16,030	692	—	—	16,030	692
Bouygues					24,148	1,024	—	—	24,148	1,024
Electricite de France					4,500	262	—	—	4,500	262
France Telecom SA					—	—	162,320	4,524	162,320	4,524
Groupe Danone		+			3,700	224	—	—	3,700	224
Lafarge SA		+			4,800	294	—	—	4,800	294
L’Oreal SA					13,700	1,196	—	—	13,700	1,196
Michelin — Class B					3,800	201	32,354	1,709	36,154	1,910
Pernod-Ricard SA		+			10,359	770	—	—	10,359	770
Rhodia SA		+			11,700	74	—	—	11,700	74
Sanofi-Aventis SA					—	—	57,895	3,703	57,895	3,703
Schneider Electric SA					2,500	186	—	—	2,500	186
Societe Generale					3,450	175	—	—	3,450	175
Suez SA					—	—	48,100	2,334	48,100	2,334
Suez Environnement SA		+					12,025	203	12,025	203
Total SA					10,800	594	68,028	3,740	78,828	4,334
Vallourec					3,432	390	—	—	3,432	390
Veolia Environnement					20,508	647	—	—	20,508	647
Vivendi					7,500	244	79,020	2,576	86,520	2,820
Germany	5.5%
Allianz SE					6,600	702	—	—	6,600	702
Bayer AG					3,200	186	—	—	3,200	186
Bayerische Motoren Werke AG					13,700	421	65,120	2,000	78,820	2,421
Celesio AG					—	—	60,270	1,631	60,270	1,631
Commerzbank AG		+			14,900	142	—	—	14,900	142
Daimler AG					—	—	45,000	1,723	45,000	1,723
Deutsche Boerse AG					2,290	166	—	—	2,290	166
Deutsche Post AG					—	—	131,070	2,217	131,070	2,217
E.ON AG adr					—	—	77,460	3,157	77,460	3,157
Infineon Technologies AG			*	*	—	—	356,420	480	356,420	480
Merck KGAA					—	—	21,450	1,919	21,450	1,919
Muenchener Rueckversicherungs AG					1,201	186	12,400	1,925	13,601	2,111
SAP AG					11,600	421	53,890	1,956	65,490	2,377
SAP AG ADR					3,500	127	—	—	3,500	127
Siemens AG					—	—	36,220	2,727	36,220	2,727
Hong Kong	0.7%
Cheung Kong Holdings, Ltd.					—	—	151,000	1,440	151,000	1,440
Hutchison Whampoa, Ltd.					—	—	186,000	939	186,000	939
Link REIT					179,000	298	—	—	179,000	298
Ireland	0.6%
CRH PLC					26,100	671	52,020	1,337	78,120	2,008
Ryanair Holdings PLC ADR		+	*	*	10,400	302	—	—	10,400	302
Israel	0.6%
Check Point Software Technologies		+	*	*	—	—	107,465	2,041	107,465	2,041
Teva Pharmaceutical Industries, Ltd. ADR		+			12,114	516	—	—	12,114	516
Italy	1.1%
Autogrill SpA					—	—	102,681	787	102,681	787
ENI SpA ADR		+			—	—	53,235	2,546	53,235	2,546

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

UniCredit SpA					—	—	491,147	1,249	491,147	1,249
Japan	7.2%
AEON Co., Ltd.		+			29,400	296	—	—	29,400	296
Bank of Yokohama, Ltd.		+			72,000	425	—	—	72,000	425
Bridgestone Corp.		+			1,200	18	—	—	1,200	18
Canon, Inc.					7,200	228	—	—	7,200	228
Chiyoda Corp.		+			46,000	256	—	—	46,000	256
Fanuc, Ltd.		+			10,000	717	—	—	10,000	717
Fujifilm Holdings Corp.					—	—	54,300	1,212	54,300	1,212
Japan Tobacco, Inc.					46	152	—	—	46	152
JGC Corp.					27,000	404	—	—	27,000	404
Keyence Corp.		+			2,200	452	—	—	2,200	452
Konica Minolta Holdings, Inc.					—	—	173,500	1,350	173,500	1,350
Mabuchi Motor Co., Ltd.					—	—	37,100	1,538	37,100	1,538
Mitsubishi Estate Co., Ltd.					14,000	231	—	—	14,000	231
Mitsubishi UFJ Financial Group, Inc. ADR		+			—	—	126,400	785	126,400	785
Mitsui Sumitomo Insurance Group Holdings, Inc.					7,800	248	—	—	7,800	248
Murata Manufacturing Co., Ltd.		+			3,500	137	—	—	3,500	137
Nintendo Co., Ltd.					4,800	1,834	5,900	2,255	10,700	4,089
Nippon Sheet Glass Co., Ltd.		+			50,000	166	—	—	50,000	166
Nomura Holdings, Inc.		+			42,600	355	—	—	42,600	355
NTT DoCoMo, Inc.					383	754	—	—	383	754
Olympus Corp.					—	—	87,300	1,748	87,300	1,748
Oracle Corp.		+			4,700	204	—	—	4,700	204
ORIX Corp.					3,810	218	—	—	3,810	218
Promise Co., Ltd.					—	—	79,000	2,004	79,000	2,004
Shimamura Co., Ltd.		+			2,700	208	—	—	2,700	208
Shin-Etsu Chemical Co., Ltd.					6,200	286	—	—	6,200	286
SMC Corp.					5,600	577	—	—	5,600	577
Softbank Corp.		+			74,700	1,357	—	—	74,700	1,357
Sony Corp. ADR					—	—	32,890	719	32,890	719
Sumitomo Corp.		+			17,300	153	—	—	17,300	153
Sumitomo Metal Industries, Ltd.					62,000	153	—	—	62,000	153
Sumitomo Mitsui Financial Group, Inc.		+			88	365	—	—	88	365
Suzuki Motor Corp.					42,300	591	—	—	42,300	591
Takeda Pharmaceutical Co., Ltd.					—	—	25,900	1,350	25,900	1,350
TDK Corp.		+			4,100	151	—	—	4,100	151
Tokio Marine Holdings, Inc.					13,800	409	—	—	13,800	409
Tokyu Corp.					66,000	333	—	—	66,000	333
Toyota Motor Corp.					—	—	40,700	1,345	40,700	1,345
Trend Micro, Inc.			*	*	23,000	808	—	—	23,000	808
Uss Co., Ltd.					—	—	22,960	1,218	22,960	1,218
Yamada Denki Co., Ltd.					8,860	619	—	—	8,860	619
Yamato Holdings Co., Ltd.		+			10,000	131	—	—	10,000	131
Korea, Republic of	1.1%
KB Financial Group, Inc. ADR		+			—	—	25,790	676	25,790	676
Korea Electric Power Corp. ADR		+			—	—	73,030	848	73,030	848
Samsung Electronics Co., Ltd. GDR					377	137	16,150	2,845	16,527	2,982
Mexico	0.5%
America Movil SAB de CV — Class R ADR					18,615	577	—	—	18,615	577
Telefonos de Mexico SAB de CV — Class L ADR		+			27,800	582	—	—	27,800	582
Telmex Internacional SAB de CV ADR		+			15,000	170	—	—	15,000	170

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

Wal-Mart de Mexico SAB de CV — Class V		+			246,800	659	—	—	246,800	659
Netherlands	1.9%
ING Groep NV					—	—	105,910	1,166	105,910	1,166
ING Groep NV ADR		+			—	—	17,960	199	17,960	199
Koninklijke Ahold NV					81,700	1,007	—	—	81,700	1,007
Koninklijke KPN NV					49,700	723	—	—	49,700	723
Koninklijke Philips Electronics NV					—	—	89,830	1,781	89,830	1,781
Randstad Holding NV					—	—	38,730	790	38,730	790
Reed Elsevier NV					—	—	79,569	946	79,569	946
Unilever NV					33,700	817	—	—	33,700	817
Netherlands Antilles	0.2%
Schlumberger, Ltd.					17,600	745	—	—	17,600	745
Norway	0.6%
Aker Kvaerner ASA					—	—	53,800	356	53,800	356
Telenor ASA					46,500	314	281,100	1,896	327,600	2,210
Papua New Guinea	0.1%
Oil Search, Ltd.					64,000	210	—	—	64,000	210
Russian Federation	0.0%
Severstal GDR					17,200	47	—	—	17,200	47
Singapore	1.3%
DBS Group Holdings, Ltd.					—	—	300,000	1,767	300,000	1,767
DBS Group Holdings, Ltd. ADR		+			—	—	5,190	139	5,190	139
Flextronics International, Ltd.		+	*	*	—	—	192,250	492	192,250	492
Singapore Telecommunications, Ltd.					—	—	1,477,000	2,632	1,477,000	2,632
South Africa	0.4%
Sasol, Ltd. ADR		+			—	—	52,390	1,589	52,390	1,589
Spain	1.6%
Banco Bilbao Vizcaya Argentaria SA					58,400	724	—	—	58,400	724
Banco Santander SA					—	—	80,777	780	80,777	780
Inditex SA		+			5,700	254	—	—	5,700	254
Telefonica SA					—	—	197,034	4,447	197,034	4,447
Sweden	0.9%
Loomis AB			*	*	—	—	21,802	135	21,802	135
Nordea Bank AB					—	—	203,350	1,472	203,350	1,472
Securitas AB — Class B					—	—	109,010	918	109,010	918
Telefonaktiebolaget LM Ericsson — Class B		+			113,800	887	—	—	113,800	887
Telefonaktiebolaget LM Ericsson ADR		+			3,400	27	—	—	3,400	27
Switzerland	6.0%
ACE, Ltd.					3,600	190	61,040	3,230	64,640	3,420
Adecco SA					—	—	39,740	1,360	39,740	1,360
Givaudan SA		+			368	291	—	—	368	291
Holcim, Ltd.		+			14,672	849	—	—	14,672	849
Julius Baer Holding AG					3,465	134	—	—	3,465	134
Lonza Group AG					—	—	23,140	2,145	23,140	2,145
Nestle SA					21,018	832	—	—	21,018	832
Nestle SA ADR		+			—	—	97,100	3,855	97,100	3,855
Novartis AG					5,669	284	—	—	5,669	284
Novartis AG ADR					—	—	69,520	3,459	69,520	3,459
Roche Holding AG					20,514	3,176	8,180	1,266	28,694	4,442
Swiss Reinsurance					—	—	35,870	1,756	35,870	1,756
Swisscom AG					987	320	—	—	987	320
Transocean, Ltd.			*	*	2,658	126	—	—	2,658	126

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

UBS AG					—	—	53,288	775	53,288	775
Taiwan	1.1%
Chunghwa Telecom Co., Ltd. ADR					—	—	50,381	786	50,381	786
HON HAI Precision Industry Co., Ltd. Reg S GDR					34,500	133	—	—	34,500	133
HTC Corp. Reg S GDR					2,223	89	—	—	2,223	89
Lite-On Technology Corp. GDR					—	—	195,171	1,276	195,171	1,276
Taiwan Semiconductor Manufacturing Co., Ltd. ADR		+			47,113	372	195,214	1,542	242,327	1,914
Turkey	0.5%
Turkcell Iletisim Hizmet AS ADR		+			—	—	146,280	2,133	146,280	2,133
United Kingdom	10.8%
Arm Holdings PLC					137,600	174	—	—	137,600	174
Aviva PLC					—	—	277,440	1,572	277,440	1,572
BAE Systems PLC					119,700	651	352,260	1,917	471,960	2,568
BG Group PLC					19,300	267	—	—	19,300	267
BHP Billiton, Ltd.					14,147	274	—	—	14,147	274
BP PLC					109,269	843	—	—	109,269	843
BP PLC ADR		+			—	—	88,370	4,130	88,370	4,130
British Sky Broadcasting Group PLC					—	—	247,600	1,749	247,600	1,749
Cadbury PLC					—	—	121,600	1,075	121,600	1,075
Compass Group PLC					—	—	289,960	1,446	289,960	1,446
GlaxoSmithKline PLC					—	—	153,427	2,853	153,427	2,853
Group 4 Securicor PLC					—	—	501,310	1,493	501,310	1,493
HSBC Holdings PLC					17,100	167	125,782	1,231	142,882	1,398
Imperial Tobacco Group PLC					17,100	457	—	—	17,100	457
Kingfisher PLC ADR		+			—	—	196,100	767	196,100	767
Kingfisher PLC					—	—	328,470	647	328,470	647
Pearson PLC					—	—	194,220	1,831	194,220	1,831
Rolls-Royce Group PLC		§	*	*	—	—	376,355	1,841	376,355	1,841
Royal Bank of Scotland PLC					82,355	61	425,077	313	507,432	374
Royal Dutch Shell PLC — Class A					75,068	1,985	—	—	75,068	1,985
Royal Dutch Shell PLC — Class B					—	—	90,252	2,288	90,252	2,288
Sabmiller PLC					120,500	2,024	—	—	120,500	2,024
Scottish & Southern Energy PLC					20,500	361	—	—	20,500	361
Smith & Nephew PLC					30,300	193	—	—	30,300	193
Smiths Group PLC					26,600	342	—	—	26,600	342
Tesco PLC					178,000	927	321,170	1,672	499,170	2,599
Unilever PLC					—	—	107,594	2,471	107,594	2,471
United Utilities Group PLC					23,000	209	—	—	23,000	209
Vodafone Group PLC					232,082	475	1,824,401	3,736	2,056,483	4,211

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

Wolseley PLC					—	—	137,620	767	137,620	767
United States	41.4%
Abbott Laboratories					23,300	1,244	—	—	23,300	1,244
Aflac, Inc.					8,000	367	—	—	8,000	367
Agilent Technologies, Inc.			*	*	11,000	172	—	—	11,000	172
Air Products & Chemicals, Inc.					5,700	287	—	—	5,700	287
Allegheny Technologies, Inc.		+			15,200	388	—	—	15,200	388
Allergan, Inc.					19,800	798	70,000	2,822	89,800	3,620
Altria Group, Inc.					35,200	530	—	—	35,200	530
Amazon.Com, Inc.		+	*	*	—	—	110,000	5,641	110,000	5,641
American Express Co.					—	—	100,000	1,855	100,000	1,855
American Tower Corp. — Class A		+	*	*	17,600	516	—	—	17,600	516
Apollo Group, Inc. — Class A		+	*	*	4,900	375	—	—	4,900	375
Apple, Inc.		+	*	*	5,050	431	65,000	5,548	70,050	5,979
AT&T, Inc.					46,800	1,334	122,000	3,477	168,800	4,811
Baker Hughes, Inc.		+			3,100	99	—	—	3,100	99
Bank of America Corp.					6,500	92	—	—	6,500	92
Baxter International, Inc.					31,100	1,667	—	—	31,100	1,667
Becton Dickinson & Co.					—	—	45,000	3,078	45,000	3,078
Berkshire Hathaway, Inc. — Class A			*	*	6	580	—	—	6	580
Boeing Co.					—	—	50,000	2,134	50,000	2,134
BorgWarner, Inc.		+			8,280	180	122,820	2,674	131,100	2,854

Brocade Communications Systems, Inc.		+	*	*	142,700	400	—	—	142,700	400
Cardinal Health, Inc.		+			9,300	321	—	—	9,300	321
Caterpillar, Inc.		+			—	—	70,000	3,127	70,000	3,127
Celgene Corp.		+	*	*	13,800	763	—	—	13,800	763
Charles Schwab Corp.					—	—	170,000	2,749	170,000	2,749
Cisco Systems, Inc.			*	*	42,000	685	160,000	2,608	202,000	3,293
Cliffs Natural Resources, Inc.					10,200	261	—	—	10,200	261
CME Group, Inc. — Class A					—	—	13,000	2,705	13,000	2,705
Comcast Corp. — Class A		+			13,650	230	—	—	13,650	230
Costco Wholesale Corp.		+			6,000	315	—	—	6,000	315
Danaher Corp.		+			6,100	345	—	—	6,100	345
DaVita, Inc.			*	*	5,100	253	—	—	5,100	253
Delta Petroleum Corp.		+	*	*	12,900	61	—	—	12,900	61
Ecolab, Inc.					—	—	83,000	2,917	83,000	2,917
Edison International					5,600	180	—	—	5,600	180
Emerson Electric Co.					—	—	54,400	1,992	54,400	1,992
Energizer Holdings, Inc.		+	*	*	4,300	233	—	—	4,300	233
Expeditors International of Washington, Inc.		+			—	—	135,000	4,491	135,000	4,491
Exxon Mobil Corp.					6,700	535	—	—	6,700	535
FedEx Corp.		+			3,900	250	—	—	3,900	250
Fluor Corp.		+			21,400	960	—	—	21,400	960
Ford Motor Co.		+	*	*	18,200	42	—	—	18,200	42
Genentech, Inc.			*	*	33,300	2,761	—	—	33,300	2,761
General Electric Co.		+			57,500	931	260,000	4,212	317,500	5,143
Gilead Sciences, Inc.		+	*	*	—	—	190,000	9,717	190,000	9,717
Goldman Sachs Group, Inc.					16,340	1,379	—	—	16,340	1,379
Google, Inc. — Class A		+	*	*	3,900	1,200	16,000	4,922	19,900	6,122
Hanesbrands, Inc.		+	*	*	8,612	110	—	—	8,612	110
Hewlett-Packard Co.					6,500	236	—	—	6,500	236
Home Depot, Inc.					8,100	186	—	—	8,100	186
Hudson City Bancorp, Inc.		+			40,900	653	—	—	40,900	653
Illinois Tool Works, Inc.		+			20,100	704	—	—	20,100	704
Interpublic Group of Cos., Inc.	~		*	*	—	—	1	—	1	—
Iron Mountain, Inc.		+	*	*	10,000	247	—	—	10,000	247

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

					Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA				Shares	Value	Shares	Value	Shares	Value

Jabil Circuit, Inc.		+			22,400	151	—	—	22,400	151
Jacobs Engineering Group, Inc.			*	*	—	—	100,000	4,810	100,000	4,810
Johnson Controls, Inc.					15,700	285	253,200	4,598	268,900	4,883
JPMorgan Chase & Co.		+			57,888	1,825	—	—	57,888	1,825
KLA-Tencor Corp.		+			11,900	259	—	—	11,900	259
Kraft Foods, Inc. — Class A		+			13,700	368	—	—	13,700	368
Las Vegas Sands Corp.		+	*	*	16,100	95	—	—	16,100	95
Lowe’s Cos., Inc.					12,000	258	—	—	12,000	258
Medtronic, Inc.					8,500	267	—	—	8,500	267
Micron Technology, Inc.		+	*	*	47,900	126	—	—	47,900	126
Microsoft Corp.					25,700	500	—	—	25,700	500
Monsanto Co.					8,100	570	—	—	8,100	570
MSCI, Inc. — Class A		+	*	*	21,400	380	—	—	21,400	380
News Corp. — Class A					51,513	468	—	—	51,513	468
Nordstrom, Inc.		+			11,000	146	—	—	11,000	146
Nucor Corp.		+			3,800	176	—	—	3,800	176
Omnicom Group, Inc.					5,600	151	—	—	5,600	151
PACCAR, Inc.					—	—	120,000	3,432	120,000	3,432
Paychex, Inc.		+			24,700	649	—	—	24,700	649
PepsiCo, Inc.					16,400	898	—	—	16,400	898
Philip Morris International, Inc.					10,100	439	—	—	10,100	439
Praxair, Inc.					—	—	138,000	8,192	138,000	8,192
Progressive Corp.		+			39,700	588	—	—	39,700	588
Qualcomm, Inc.					15,500	555	165,000	5,912	180,500	6,467
Raytheon Co.		+			—	—	132,000	6,737	132,000	6,737
SanDisk Corp.		+	*	*	23,700	228	—	—	23,700	228
Sara Lee Corp.		+			37,800	370	—	—	37,800	370
Sigma-Aldrich Corp.		+			—	—	116,000	4,900	116,000	4,900
Southern Co.		+			5,400	200	—	—	5,400	200
Sunpower Corp. — Class A			*	*	3,100	115	—	—	3,100	115
SunTrust Banks, Inc.		+			1,900	56	—	—	1,900	56
T. Rowe Price Group, Inc.		+			—	—	114,025	4,041	114,025	4,041
Target Corp.		+			38,600	1,333	—	—	38,600	1,333
Time Warner Cable, Inc. — Class A		+	*	*	14,600	313	—	—	14,600	313
Time Warner Telecom, Inc. — Class A		+	*	*	16,600	141	—	—	16,600	141
Time Warner, Inc.		+			77,350	778	—	—	77,350	778
Union Pacific Corp.		+			—	—	96,000	4,589	96,000	4,589
United Parcel Service, Inc. — Class A					14,000	772	—	—	14,000	772
United Technologies Corp.		+			2,700	145	—	—	2,700	145
Varian Medical Systems, Inc.		+	*	*	—	—	126,000	4,415	126,000	4,415
Visa, Inc. — Class A		+			2,800	147	—	—	2,800	147
Vulcan Materials Co.		+			8,700	605	—	—	8,700	605
Walt Disney Co.					33,900	769	110,000	2,496	143,900	3,265
Wells Fargo & Co.		+			27,700	817	165,000	4,864	192,700	5,681
Yahoo, Inc.			*	*	16,100	196	—	—	16,100	196

TOTAL COMMON STOCKS (COST: $501,060)						$98,545		$290,467		$389,012

CONVERTIBLE PREFERRED STOCK	0.0%
United States	0.0%
Freeport-McMoRan Copper & Gold, Inc., 6.75% ^					1,600	$76	$—	$—	$1,600	$76

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $59)						$76		$—		$76

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

		Capital Guardian Global VP		Templeton Global VP		Pro Forma Fund
	% of NA	Shares	Value	Shares	Value	Shares	Value

RIGHTS	0.1%
Singapore	0.1%
DBS Group Holdings, Ltd.		—	$—	$149,999	$312	$149,999	$312

TOTAL RIGHTS (COST: $453)			$—		$312		$312

		Principal	Value	Principal	Value	Principal	Value

CONVERTIBLE BOND	0.0%
United States	0.0%
Ford Motor Co.
4.25%, due 12/15/2036		577,000	$148	—	$—	577,000	$148

TOTAL CONVERTIBLE BONDS (COST: $208)			$148		$—		$148

REPURCHASE AGREEMENT	2.4%
United States	2.4%
State Street Repurchase Agreement 0.01%, dated 12/31/08, to be repurchased at $9,465 on 01/02/2009 @ >		3,136	$3,136	6,329	$6,329	9,465	$9,465

TOTAL REPURCHASE AGREEMENT (COST: $9,465)			$3,136		$6,329		$9,465

		Shares	Value	Shares	Value	Shares	Value

SECURITIES LENDING COLLATERAL	11.5%
United States	11.5%
State Street Navigator Securities Lending
Trust — Prime Portfolio, 2.14% ^ @		10,438,556	$10,439	35,424,300	$35,424	45,862,856	$45,863

TOTAL SECURITIES LENDING COLLATERAL (COST: $45,863)			$10,439		$35,424		$45,863

TOTAL INVESTMENT SECURITIES (COST: $557,108)			$112,344		$332,532		$444,876

FORWARD FOREIGN CROSS CURRENCY CONTRACTS

Bought (Sold)	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Japanese Yen	32,466	1/29/2009	(2)
Sell	Mexican Peso	4,788	1/29/2009	18
Buy	Japanese Yen	78,993	1/29/2009	(14)
Sell	Canadian Dollar	1,090	1/29/2009	3
Buy	Japanese Yen	18,894	1/9/2009	6
Sell	Canadian Dollar	258	1/9/2009	(6)

				5

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
     AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA SCHEDULE OF INVESTMENTS
At December 31, 2008
(All Amounts Except Share Amounts In Thousands)
(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

**	Non-income producing security.

+	All or a portion of this security is on loan. The value of all securities on loan is $44,524.

§	Illiquid. These securities aggregated $1,841 or 0.46% of the Pro Forma Fund’s net assets.

@	State Street Bank & Trust Company serves as the accounting, custody, and lending agent for the Fund and provides various services on behalf of the Fund.

>	Repurchase agreement is collateralized by a U.S. Government Obligations with zero coupon interest rates, and a maturity dates of 01/29/2009 and 05/14/2009, and with market value plus accrued interest of $10,249.

^	Interest rate shown reflects the yield at 12/31/08.

~	Value is less than $1.

#	Transamerica Capital Guardian Global VP:
Aggregate cost for federal income tax purposes is $141,170. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,486 and $31,312, respectively. Net unrealized depreciation for tax purposes is $28,826.

Transamerica Templeton Global VP:
Aggregate cost for federal income tax purposes is $418,651. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15,833 and $101,952, respectively. Net unrealized depreciation for tax purposes is $86,119.
As of December 31, 2008, all of the securities held by the Target Portfolio would comply with the investment restrictions and/or compliance guidelines of the Acquiring Portfolio.
DEFINITIONS:
ADR            American Depositary Receipt
GDR            Global Depositary Receipt
PLC            Public Limited Company
EIT            Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of December 31, 2008 in valuing the Fund’s assets and liabilities.
Transamerica Capital Guardian Global VP:

	Investments In Securities			Other Financial Instruments
Level 1	Level 2	Level 3	Total Investments In Securities	Level 1	Level 2	Level 3
$60,741	$51,603	$—	$112,344	$—	$5	$—

*	Other financial instruments are derivative instruments such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
Transamerica Templeton Global VP:

Investments In Securities
Level 1	Level 2	Level 3	Total Investments iN Securities
$203,484	$129,048	$—	$332,532

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2008
(All Amounts Except Per Share Amounts In Thousands)
(Unaudited)

	Transamerica	Transamerica
	Capital Guardian	Templeton Global			Consolidated
	Global VP	VP	Adjustments		Pro Forma Fund
Assets:
Investment securities, at value (cost: $139,925, $417,183, $557,108, respectively)	$112,344	$332,532	$—		$444,876
(including securities loaned of $10,077, $34,447, $44,524, respectively)
Cash	1	—	—		1
Foreign Currency (cost: $285, $2, $287, respectively)	287	2	—		289
Receivables:
Investment securities sold	129	43	—		172
Shares sold	48	12	—		60
Interest	1	—	—		1
Income from loaned securities	15	40	—		55
Dividends	206	503	—		709
Dividend reclaims	77	107	—		184
Unrealized appreciation on forward foreign currency contracts	27	—	—		27

	113,135	333,239	—		446,374

Liabilities:
Investment securities purchased	172	507	—		679
Accounts payable and accrued liabilities:
Shares redeemed	13	244	—		257
Management and advisory fees	93	194	—		287
Distribution and service fees	2	2	—		4
Administration fees	2	5	—		7
Payable for collateral for securities on loan	10,439	35,424	—		45,863
Unrealized depreciation on forward foreign currency contracts	22	—	—		22
Other	59	147	22	(a)	228

	10,802	36,523	22		47,347

Net Assets	$102,333	$296,716	$(22)		$399,027

Net Assets Consist of:
Capital stock ($.01 par value)	$215	$215	$(141	) (b)	$289
Additional paid-in capital	148,215	637,222	141	(b)	785,578
Undistributed net investment income	1,055	5,509	(22	) (a)	6,542
Accumulated net realized loss from investment securities and foreign currency transactions	(19,566)	(261,570)	—		(281,136)
Net unrealized depreciation on:
Investment securities	(27,581)	(84,651)	—		(112,232)
Translation of assets and liabilities denominated in foreign currencies	(5)	(9)	—		(14)

Net Assets	$102,333	$296,716	$(22)		$399,027

Net Assets by Class:
Initial Class	93,301	288,218	(21	) (c)	381,498
Service Class	9,032	8,498	(1	) (c)	17,529
Shares Outstanding:
Initial Class	19,604	20,851	(12,853	) (d)	27,602
Service Class	1,905	619	(1,248	) (d)	1,276
Net Asset Value and Offering Price Per Share:
Initial Class	$4.76	$13.82	$—		$13.82
Service Class	4.74	13.74	—		13.74

(a)-(d)	See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP AND TRANSAMERICA TEMPLETON
GLOBAL VP
PRO FORMA STATEMENT OF OPERATIONS
Twelve-Months Ended December 31, 2008
(All Amounts In Thousands)
(Unaudited)

	Transamerica Capital Guardian Global VP	Transamerica Templeton Global VP	Adjustments		Consolidated Pro Forma Fund
Investment Income:
Dividends (net of withholding taxes on foreign dividends of $248, $996, $1,244, respectively)	$3,610	$12,945	$—		$16,555
Interest	29	113	—		142
Income from loaned securities-net	148	446	—		594

	3,787	13,504	—		17,291

Expenses:
Management and advisory fees	1,611	3,521	(478	)(e)	4,654
Printing and shareholder reports	15	89	—		104
Custody fees	130	150	(118	)(f)	162
Administration fees	31	94	—		125
Legal fees	6	20	—		26
Audit fees	18	21	(18	)(g)	21
Trustees fees	5	14	—		19
Transfer agent fees	3	7	—		10
Distribution and service fees:
Service Class	33	43	—		76
Other	4	20	22	(h)	46

Total expenses	1,856	3,979	(592)		5,243

Net Investment Income	1,931	9,525	592		12,048

Net Realized Loss from:
Investment securities	(18,676)	(24,874)	—		(43,550)
Foreign currency transactions	(418)	(1,076)			(1,494)

	(19,094)	(25,950)	—		(45,044)

Net Decrease in Unrealized Appreciation (Depreciation) on:
Investment securities	(58,728)	(237,614)			(296,342)
Translation of assets and liabilities denominated in foreign currencies	(65)	(9)			(74)

	(58,793)	(237,623)	—		(296,416)

Net Realized and Unrealized Loss	(77,887)	(263,573)	—		(341,460)

Net Decrease in Net Assets Resulting from Operations	$(75,956)	$(254,048)	$592		$(329,412)

(e) - (h) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

REORGANIZATION BETWEEN TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP
      AND TRANSAMERICA TEMPLETON GLOBAL VP
PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At December 31, 2008
(All Amounts In Thousands)
(Unaudited)
NOTE 1 — GENERAL
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of Transamerica Capital Guardian Global VP (the “Fund”) to Transamerica Templeton Global VP (the “Acquiring Fund”) in exchange for the initial and service class shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.
The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Fund will receive an opinion from the law firm of Bingham LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.
The “Pro Forma Fund” as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund’s investment objective/style, fee and expense structure would remain in tact with the combined fund.
Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the initial and service class shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the initial and service class shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on December 31, 2008. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective December 31, 2007 to report operations for the twelve months ended December 31, 2008.
In preparing the Acquiring Fund’s statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds and the Acquiring Fund, which are included in their respective annual reports dated December 31, 2008.
Security valuations: The Acquiring Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Acquiring Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Acquiring Fund’s Administrative Valuation Committee, under the supervision of the Board’s Valuation Committee, using guidelines adopted by the Board of Trustees.
NOTE 2 — PRO FORMA ADJUSTMENTS
The Pro Forma adjustments below reflect the impact of the merger.
(a)	To adjust other liabilities and undistributed net investment income to include costs associated with the reorganization.

(b)	To adjust capital stock par value to equal the independent calculation of $0.01 per each share outstanding of the Pro Forma Fund.

(c)	To adjust net assets by class to reflect costs associated with the reorganization.

(d)	To adjust shares outstanding of the Pro Forma Fund based on combining the Funds at the Acquiring Fund’s net asset value.

(e)	To restate advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Funds and Acquiring Fund.

(f)	To remove duplicate custody fees.

(g)	To remove duplicate audit fees.

(h)	To adjust other fees to include cost associated with the reorganization.
No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.
NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS
Transamerica Asset Management, Inc. (“TAM”) is the Acquiring Fund’s investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Acquiring Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Acquiring Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.
Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund and a sub-adviser to the Acquiring Fund.
Certain officers and trustees of the Acquiring Fund are also officers and/or directors of TAM, TFS and TCI.
Investment Advisory Fees
The Acquiring Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:
0.75% of the first $500 million
0.725% over $500 million up to and including $1.5 billion
0.70% in excess of $1.5 billion
If the reorganization is approved, the Acquiring Fund will pay management fees to TAM based on ANA at the following breakpoints:
0.75% of the first $500 million
0.725% over $500 million up to and including $1.5 billion
0.70% in excess of $1.5 billion
TAM has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:
1.00% Expense Limit

PART C
OTHER INFORMATION
Item 15 Indemnification
Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Amended and Restated Declaration of Trust and Bylaws which are incorporated herein by reference.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 16 Exhibits
(1)	Certificate of Trust (a)

(2)	Bylaws(a)

(3)	Not Applicable

(4)	Form of Plan of Reorganization (b)

(5)	See Exhibits 1 and 2

(6)	(a) Investment Advisory Agreement on behalf of the portfolios of Transamerica Series Trust with Transamerica Investment Management, Inc. (“TAM”) (a)

(b) Sub-Advisory Agreement on behalf of Transamerica Templeton Global VP (c)

(7)	Distribution Agreement (updated schedule only) (d)

(8)	Amended and Restated Board Members Deferred Compensation Plan dated May 1, 2008 (a)

(9)	Custodian Agreement (e)

(10)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007 (a)

(11)	Opinion and Consent of Counsel (g)

(12)	Form of Opinion and Consent of Bingham McCutchen LLP (g)

(13)	Amendment to Administrative Services and Transfer Agency Agreement (f)

(14)	Consent of Independent Registered Certified Public Accounting Firm (filed herein)

(15)	Not Applicable

(16)	Powers of Attorney (g)

(17)(a)	Form of proxy card (g)

(b)	(i) The Prospectus of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP, dated May 1, 2008, as supplemented through January 6, 2009 (g)

(ii) Supplement dated March 5, 2009 to the Prospectus of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP, dated May 1, 2008, as supplemented through January 6, 2009 (filed herein)

(c)	The Statement of Additional Information of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP, dated November 10, 2008, as supplemented through December 22, 2008, and further supplemented through January 6, 2009 (g)

(d)	(i) The Annual Report of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP for the year ended December 31, 2008 (filed herein)

(ii) The Annual Report of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP for the year ended December 31, 2007 (g)

(e)	The Semi-Annual Report of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP for the period ended June 30, 2008 (g)

All exhibits filed previously are herein incorporated by reference.

(a)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement filed on April 29, 2008 and incorporated herein by reference (File No. 033-00507).

(b)	See Appendix A to the Proxy Statement/Prospectus.

(c)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference (File No. 033-00507).

(d)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement filed on August 25, 2008 and incorporated herein by reference (File No. 033-00507).

(e)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement filed on December 26, 1996 and incorporated herein by reference (File No. 033-00507).

(f)	Previously filed with Post-Effective Amendment No. 62 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference (File No. 033-00507).

(g)	Previously filed with the Registration Statement on Form N-14 filed on January 29, 2009 and incorporated herein by reference (File Number 333-157009).
Item 17. Undertakings
1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganizations described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933; and Transamerica Series Trust has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 10th day of March, 2009.

TRANSAMERICA SERIES TRUST
By:	/s/ John K. Carter
John K. Carter
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 1 to this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title		Date

/s/ John K. Carter	Trustee	March 10, 2009

John K. Carter

/s/ Sandra N. Bane	Trustee	March 10, 2009

Sandra N. Bane *

/s/ Leo J. Hill	Trustee	March 10, 2009

Leo J. Hill*

/s/ Neal M. Jewell	Trustee	March 10, 2009

Neal M. Jewell*

/s/ Russell A. Kimball, Jr.	Trustee	March 10, 2009

Russell A. Kimball, Jr.*

/s/ Eugene M. Mannella	Trustee	March 10, 2009

Eugene M. Mannella*

/s/ Norm R. Nielsen	Trustee	March 10, 2009

Norm R. Nielsen*

/s/ Joyce Galpern Norden	Trustee	March 10, 2009

Joyce Galpern Norden*

/s/ Patricia Sawyer	Trustee	March 10, 2009

Patricia Sawyer*

/s/ John W. Waechter	Trustee	March 10, 2009

John W. Waechter*

/s/ Joseph P. Carusone	Vice President, Treasurer and

Joseph P. Carusone	Principal Financial Officer	March 10, 2009

/s/ Dennis P. Gallagher		March 10, 2009

Dennis P. Gallagher

*	Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Registration Statement on Form N-14 filed on January 29, 2009 and incorporated herein by reference (File Number 333-157009)

WASHINGTON, D.C. 20549
SECURITIES AND EXCHANGE COMMISSION
Exhibits Filed With
Form N-14
Transamerica Series Trust
EXHIBIT INDEX

Item (16)(14)	Consent of Independent Registered Certified Public Accounting Firm

Item (16)(17)(b)(ii)	Supplement dated March 5, 2009 to the Prospectus of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP, dated May 1, 2008, as supplemented through January 6, 2009

Item (16)(17)(d)(i)	The Annual Report of Transamerica Capital Guardian Global VP and Transamerica Templeton Global VP for the year ended December 31, 2008